SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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☐	Soliciting Material Pursuant to §240.14a-12

Broadcom Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
March 27, 2006
Dear Fellow Shareholder:
      We cordially invite you to attend Broadcom’s 2006 Annual Meeting of Shareholders, which will be held at the Fairmont Newport Beach Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, at 10:00 a.m. local time, Thursday, April 27, 2006. The formal meeting notice and proxy statement are attached.
      At this year’s Annual Meeting, shareholders will be asked to elect nine directors, approve our Second Amended and Restated Articles of Incorporation, approve an amendment to our Bylaws, approve an amendment and restatement of our 1998 Stock Incentive Plan, ratify the appointment of Ernst & Young LLP to serve as Broadcom’s independent registered public accounting firm for the year ending December 31, 2006, and transact any other business that may properly come before the meeting.
      Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to vote promptly by mailing a completed proxy card in the enclosed postage-paid envelope or by voting electronically over the Internet or by telephone. If your shares are held in the name of a brokerage firm or bank, you will receive a voting instruction form in lieu of a proxy card and may also be eligible to vote electronically. Shareholders who elected to access the 2006 proxy statement and 2005 Annual Report to Shareholders over the Internet will be receiving an email with information on how to access the shareholder information and voting instructions. Timely voting by any of these methods will ensure your representation at the Annual Meeting.
      We look forward to seeing you on April 27.

Sincerely,
Henry Samueli, Ph.D.	Scott A. McGregor
Chairman of the Board and Chief Technical Officer	President and Chief Executive Officer and Director

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BROADCOM CORPORATION
NOTICE OF THE 2006 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2006

TO OUR SHAREHOLDERS:
      NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of Broadcom Corporation, a California corporation, will be held at the Fairmont Newport Beach Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, at 10:00 a.m. local time, Thursday, April 27, 2006, for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	To elect nine directors to serve on our Board of Directors (the “Board”) until the next annual meeting of shareholders and/or until their successors are duly elected and qualified. The nominees for election are George L. Farinsky, Maureen E. Grzelakowski, Nancy H. Handel, John Major, Scott A. McGregor, Alan E. Ross, Henry Samueli, Ph.D., Robert E. Switz and Werner F. Wolfen.

2.	To approve the Second Amended and Restated Articles of Incorporation of Broadcom to (i) increase the aggregate number of authorized shares of Class A common stock from 800,000,000 shares to 2,500,000,000 shares, and (ii) eliminate all statements referring to the rights, preferences, privileges and restrictions of Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock.

3.	To approve an amendment to our Bylaws, as previously amended and restated, to increase the authorized number of directors from a range of five (5) to nine (9) to a range of six (6) to eleven (11) directors.

4.	To approve an amendment and restatement of Broadcom’s 1998 Stock Incentive Plan, as previously amended and restated, which revises the automatic equity grant program in effect for new and continuing non-employee Board members and makes certain technical revisions and improvements.

5.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2006.

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.
      All shareholders of record at the close of business on February 28, 2006 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.
      We cordially invite all shareholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card or by voting electronically over the Internet or by telephone. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive from that institution an instruction form for voting by mail and you may also be eligible to vote your shares electronically. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted. Shareholders who elected to access the 2006 proxy statement and 2005 Annual Report to Shareholders over the Internet will be receiving an email with information on how to access the shareholder information and voting instructions. For information regarding voting in person at the Annual Meeting, please see “How do I vote?” on page 2 of the proxy statement.
      For admission to the Annual Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of Broadcom’s common stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership, as of the record date.

BY ORDER OF THE BOARD OF DIRECTORS

David A. Dull
Senior Vice President, Business Affairs,
General Counsel and Secretary
Irvine, California
March 27, 2006
YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO BE ABLE TO VOTE YOUR SHARES ELECTRONICALLY OVER THE INTERNET OR BY TELEPHONE. SEE THE VOTING INSTRUCTIONS INCLUDED WITH THIS MAILING OR ELECTRONIC DISTRIBUTION.

*	These items are not considered proxy solicitation material and are not deemed filed with the Securities and Exchange Commission.
Broadcom®, the pulse logo, Connecting everything® and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Javatm is a trademark of Sun Microsystems, Inc. The NASDAQ Stock Market® and NASDAQ National Market® are trademarks of The Nasdaq Stock Market, Inc. S&P 500® is a trademark of the McGraw-Hill Companies, Inc. Any other trademarks or trade names mentioned are the property of their respective owners.

©2006 Broadcom Corporation. All rights reserved.	This proxy statement was printed on recycled paper.

BROADCOM CORPORATION
16215 Alton Parkway
Irvine, California 92618-3616

PROXY STATEMENT
FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS
APRIL 27, 2006

      The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Broadcom Corporation, a California corporation, for use at the 2006 Annual Meeting of Shareholders to be held Thursday, April 27, 2006 (the “Annual Meeting”), and at any adjournment(s) or postponement(s) thereof. The Annual Meeting will be held at 10:00 a.m. local time, at the Fairmont Newport Beach Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660. We anticipate that the proxy solicitation materials will be mailed (or made available electronically, for shareholders who elected to access these materials over the Internet) on or about March 27, 2006 to all shareholders entitled to vote at the Annual Meeting.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
What is the purpose of the Annual Meeting?
      At this year’s Annual Meeting, shareholders will be asked to elect nine directors, approve our Second Amended and Restated Articles of Incorporation, approve an amendment to our Bylaws, approve an amendment and restatement of our 1998 Stock Incentive Plan, ratify the appointment of Ernst & Young LLP to serve as Broadcom’s independent registered public accounting firm for the year ending December 31, 2006, and transact any other business that may properly come before the meeting. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding notice and are described in more detail in this proxy statement.
Who is entitled to vote?
      To be able to vote, you must have been a shareholder on February 28, 2006, the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the record date,                      shares of our Class A common stock, par value $0.0001 per share, and                      shares of our Class B common stock, par value $0.0001 per share, were issued and outstanding. No shares of our preferred stock, par value $0.0001 per share, were outstanding on the record date. The Class A common stock and the Class B common stock are collectively referred to in this proxy statement as the “common stock.”
      Our stock transfer books will remain open between the record date and the date of the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices.
Are the numbers in this proxy statement adjusted for the recent stock split?
      All share numbers and prices reported in this proxy statement have been adjusted to reflect the three-for-two stock split that was effected February 21, 2006 through the payment of a dividend of one additional share of Class A common stock for every two shares of Class A common stock outstanding, and one additional share of Class B common stock for every two shares of Class B common stock outstanding, as of the record date of February 6, 2006.
How many votes do I have?
      Holders of common stock will vote at the Annual Meeting as a single class on all matters, and, on Proposal Two, holders of Class A common stock will also have a separate class vote. Each holder of Class A common stock is entitled to one vote per share held, and each holder of Class B common stock is entitled to ten votes per share held. As a result, a total of                     votes may be cast on each matter at the Annual Meeting.
What is a quorum?
      For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of outstanding common stock entitled to vote and representing a majority of the voting power of such shares shall constitute a quorum for the transaction of business (a “Quorum”). Abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will be counted for the purpose of determining whether a Quorum is present for the transaction of business.
      If a Quorum is not present, the Annual Meeting will be adjourned until a Quorum is obtained.
What vote is required for each item?
      For Proposal One, the nine nominees receiving the highest number of affirmative votes of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class, present or represented by proxy and entitled to vote, shall be elected as directors to serve until the next annual meeting of shareholders and/or until their successors are duly elected and qualified. Abstentions will have no effect on the outcome of the election of candidates for director. Additionally, the election of directors is a matter on which a broker or other nominee is generally empowered to vote, and therefore no broker non-votes will exist in connection with Proposal One.
      Approval of Proposal Two requires the (i) the affirmative vote of a majority of the total combined voting power of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class, and (ii) the affirmative vote of a majority of the Class A common stock, voting separately as a single class. Approval of Proposal Three requires the affirmative vote of a majority of the total combined voting power of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class. Abstentions will count as votes AGAINST Proposals Two and Three. Brokers and other nominees are generally empowered to vote on amendments to articles of incorporation and bylaws, and therefore no broker non-votes will exist in connection with Proposal Two or Three.
      Approval of Proposals Four and Five requires an affirmative vote that satisfies two criteria: (i) such affirmative vote must constitute a majority of the voting power present or represented by proxy and voting on the proposal, and (ii) such affirmative vote must constitute a majority of the voting power required to constitute the Quorum. For purposes of these proposals, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes FOR or AGAINST the proposal. However, abstentions and broker non-votes may affect the outcome under clause (ii) because abstentions and broker non-votes are counted for purposes of determining the Quorum and have the effect of a vote AGAINST the proposal. Since the ratification of the appointment of the independent registered public accounting firm for 2006 is a matter on which a broker or other nominee is generally empowered to vote, no broker non-votes will exist on Proposal Five.
How do I vote?
      You may vote by one of three ways: (i) by mail, (ii) electronically over the Internet or by telephone, or (iii) by ballot in person at the meeting.
      If you are a “registered holder,” that is your shares are registered in your own name through our transfer agent, you may vote by returning a completed proxy card in the enclosed postage-paid envelope. Instructions for voting over the Internet or by telephone are set forth on the proxy card. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive a voting instruction form from that institution by mail. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders who receive a paper copy of the proxy statement the opportunity to vote over the Internet or by telephone. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, Wednesday, April 26, 2006.

If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided.
      Shareholders who elected to access the 2006 proxy statement and 2005 Annual Report to Shareholders electronically over the Internet will be receiving an email with information on how to access the shareholder information and voting instructions (an “Email Notice”).
      Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.
      If you are a registered holder, you may also vote your shares in person at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker) and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
What if I receive more than one proxy card or voting instruction form?
      If you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been signed, dated and timely returned will be counted in the Quorum and voted.
      If you registered more than one account for online access of shareholder communications, you will receive more than one Email Notice with voting instructions. Please follow the electronic voting instructions for each Email Notice you receive to ensure that all of your shares will be voted.
Who will count the votes and how will my vote(s) be counted?
      All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
      If the enclosed proxy card or voting instruction form is properly signed, dated and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with your instructions. If you do not specify how the shares represented thereby are to be voted, your shares will be voted FOR the election of each of the nine nominees to the Board listed in the proxy card or voting instruction form, and FOR the approval of Proposals Two, Three, Four and Five. However, if your shares are held in street name and you do not specify how the shares represented thereby are to be voted for Proposal Four, the record holder will not be permitted to vote your shares with respect to this matter as proposals concerning modifications to stock incentive plans are not matters on which nominees are empowered to vote without instructions. The enclosed proxy card or voting instruction form also grants the proxy holders discretionary authority to vote on any other business that may properly come before the meeting as well as any procedural matters.
Can I change my vote after I have voted?
      If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with our Secretary at Broadcom Corporation, P.O. Box 55005, Irvine, California 92619-5005. If you attend the Annual Meeting and vote by ballot, any proxy card that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. Please note that your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy card issued in your name from the record holder.
How and when may I submit a shareholder proposal for the 2007 Annual Meeting of Shareholders?
      In the event that a shareholder desires to have a proposal considered for presentation at the 2007 Annual Meeting of Shareholders, and included in our proxy statement and form of proxy card used in connection with such meeting, the proposal must be forwarded in writing to Broadcom’s Secretary so that it is received no later than November 28,

2006. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
      If a shareholder, rather than seeking to include a proposal in the proxy statement as discussed above, commences his or her own proxy solicitation for the 2007 Annual Meeting of Shareholders or seeks to nominate a candidate for election as a director or to propose business for consideration at that meeting, we must receive notice of such proposal no later than February 11, 2007. If the notice is not received by February 11, 2007, it will be considered untimely under Rule 14a-4(c)(1) promulgated under the Exchange Act, and the proxy holders designated by Broadcom will have discretionary voting authority under proxies solicited for the 2007 Annual Meeting of Shareholders with respect to such proposal, if properly presented at the meeting.
      Please address any shareholder proposals or notices of proposals to our Secretary at Broadcom Corporation, P.O. Box 55005, Irvine, California 92619-5005.
How can I sign up to access future shareholder communications electronically?
      All shareholders who have email accounts can now elect to access Broadcom’s annual reports and proxy materials online through our online delivery service. By using this service, you will improve the speed and efficiency by which you can access these materials, and also help Broadcom reduce the printing and postage costs of distributing paper copies.
      To enroll in the online program, please follow the instructions at www.icsdelivery.com/broadcom.
Who will bear the cost of soliciting proxies?
      Broadcom will bear the entire cost of the solicitation of proxies for the Annual Meeting, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by personal contact, telephone, facsimile, email or any other means by directors, officers or employees of Broadcom. No additional compensation will be paid to those individuals for any such services.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE:
ELECTION OF DIRECTORS
General
      Nine directors are to be elected to the Board of Directors at the Annual Meeting to hold office until the next annual meeting of shareholders and/or until their successors are duly elected and qualified. You cannot vote for a greater number of persons than the nominees named (nine). Each of the nominees listed below has been nominated by the existing Board upon the recommendation of its Nominating & Corporate Governance Committee.
      The following table sets forth certain information as of February 28, 2006 concerning the nominees for directors:

		Director
Name	Age	Since	Positions with Broadcom

George L. Farinsky(1)	70	2002	Director
Maureen E. Grzelakowski	51	2005	Director
Nancy H. Handel	54	2005	Director
John Major(2)	60	2003	Director
Scott A. McGregor(3)	49	2005	President, Chief Executive Officer and Director
Alan E. Ross	71	1995	Director
Henry Samueli, Ph.D.(4)	51	1991	Chairman of the Board and Chief Technical Officer
Robert E. Switz(5)	59	2003	Director
Werner F. Wolfen(6)	75	1994	Lead Independent Director

(1)	Chairman of the Audit Committee, Member of the Nominating & Corporate Governance Committee.
(2)	Member of the Compensation and Nominating & Corporate Governance Committees.
(3)	Chairman of the Equity Award Committee.
(4)	Member of the Equity Award Committee.
(5)	Chairman of the Nominating & Corporate Governance Committee and Member of the Audit Committee.
(6)	Chairman of the Compensation Committee, Member of the Audit and Equity Award Committees.
     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of each of the nine nominees named above. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Board. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.
      The following is a brief description of the business experience and educational background of each of the nominees for director, including the capacities in which each has served during the past five years.
      George L. Farinsky has been a director since February 2002. Mr. Farinsky has been retired since 1991 and served as a consultant until 2000. From 1987 to 1991 he was Executive Vice President and Chief Financial Officer of Ashton-Tate Corporation. Prior to joining Ashton-Tate, Mr. Farinsky held executive management positions at the Bank of British Columbia, Dysan Corporation, Kaiser Industries Corporation, Kaiser Resources, Ltd., Mattel, Inc. and Teledyne, Inc. Mr. Farinsky holds a B.S. in Business Administration from the University of San Francisco and is a certified public accountant licensed in California, but is not engaged in public practice.
      Maureen E. Grzelakowski has been a director since November 2005. Ms. Grzelakowski is a senior advisor to Investor Growth Capital, Inc., a venture capital and private equity firm, and is a technology consultant for companies in the Internet and telecommunications industries. From 1996 to 1999 Ms. Grzelakowski held senior management positions with Motorola, Inc., including Senior Vice President and General Manager of Strategic Marketing, Corporate Vice President and General Manager of the Cellular Systems Group, and Vice President and General Manager of the International Cellular Infrastructure Division. From 1992 to 1995 she held several executive positions at AT&T Corp., including Vice President and General Manager of the multi-billion dollar global Switching

Systems business. In addition, during her career at AT&T she also served in several positions at Bell Labs, now a subsidiary of Lucent Technologies Inc. In 2000 Ms. Grzelakowski served briefly as Senior Vice President, Wireless, Office of the Chairman at Dell Inc., where she worked with Founder and Chairman Michael Dell. Ms. Grzelakowski is also a director at Kemet Electronics Corporation, a manufacturer of solid-state tantalum, multilayer ceramic and aluminum capacitors. Ms. Grzelakowski received a B.S. in Electrical Engineering, an M.S. in Computer Science and an M.B.A. from Northwestern University.
      Nancy H. Handel has been a director since November 2005. Ms. Handel has been the Senior Vice President, Chief Financial Officer of Applied Materials, Inc., a supplier of equipment and services to the global semiconductor industry, since October 2004. From 1985 to October 2004 she served in various key financial leadership positions at Applied Materials, including four years as Deputy Chief Financial Officer, Corporate Controller and Principal Accounting Officer, and 13 years as Treasurer. Ms. Handel received a B.S. in Economics from Purdue University and an M.B.A. from The Ohio State University, and is a graduate of the Stanford Executive Program.
      John Major has been a director since January 2003. In January 2003 he founded MTSG, a strategic consulting and investment company of which he also serves as President. Since April 2004 Mr. Major has also served as Chief Executive Officer of Apacheta Corporation, a privately-held mobile, wireless software company whose products are used to manage retail inventory, service and deliveries. From August 2000 until January 2003, Mr. Major was Chairman and Chief Executive Officer of Novatel Wireless, Inc., a wireless data access solutions company. Prior to August 2000, he was the founder and Chief Executive Officer of the Wireless Internet Solutions Group, a strategic consulting firm. From November 1998 to November 1999, Mr. Major was Chairman and Chief Executive Officer of Wireless Knowledge, a joint venture of Qualcomm Incorporated and Microsoft Corporation. From 1997 until 1998 he served as President of the Wireless Infrastructure Division of Qualcomm. Prior to that, for approximately 18 years, he held various positions at Motorola, Inc., the most recent of which was Senior Vice President and Chief Technology Officer. Mr. Major is a director of three other public companies: Lennox International, Inc., Littelfuse Inc. and Verilink Corporation. Mr. Major received a B.S. in Mechanical and Aerospace Engineering from the University of Rochester, an M.S. in Mechanical Engineering from the University of Illinois, an M.B.A. from Northwestern University and a J.D. from Loyola University.
      Scott A. McGregor has served as Broadcom’s President and Chief Executive Officer and as a director since January 2005. He also serves as a director and officer of certain Broadcom subsidiaries. Prior to joining Broadcom, Mr. McGregor was President and Chief Executive Officer of Philips Semiconductors, a diversified semiconductor supplier and a division of Netherlands-based Royal Philips Electronics, from September 2001 through October 2004, and a member of the Group Management Committee of Royal Philips Electronics from September 2001 through December 2004. From February 1998 until September 2001, Mr. McGregor served as the head of the Emerging Business unit of the Philips Semiconductors division and as Executive Vice President of Philips Semiconductors’ Communications Businesses. Prior to Philips, Mr. McGregor held senior positions at the Xerox Palo Alto Research Center, Microsoft Corporation, Digital Equipment Corporation (now a part of Hewlett-Packard) and the Santa Cruz Operation Inc. (SCO). Mr. McGregor is a director of Progress Software Corporation, a publicly-held software company. He received a B.A. in Psychology and an M.S. in Computer Science and Computer Engineering from Stanford University.
      Alan E. Ross has been a director since November 1995. He is currently an independent venture capitalist. From January 2003 until January 2005, Mr. Ross served as Broadcom’s President and Chief Executive Officer. Previously he served as our Chief Operating Officer from November 2002 until January 2003. Mr. Ross served as Chairman of the Board and Chief Executive Officer of Worldwide Semiconductor Manufacturing Corporation from 1996 until April 1999. In addition, he served as Chief Executive Officer of Gambit Automated Design, Inc., an integrated circuit and tool manufacturer, from 1997 until 1998, and as President of Rockwell Telecommunications Group from 1990 to 1995. Mr. Ross is currently a director of Advanced Analogic Technologies Incorporated, a publicly-held power management semiconductor company. Mr. Ross received a B.S. in Industrial Management from San Diego State University.
      Henry Samueli, Ph.D. is a co-founder of Broadcom and has served as a director and as Chief Technical Officer since the company’s inception in 1991, as Chairman of the Board of Directors since May 2003, and as Co-Chairman until May 2003. He served as Vice President of Research & Development from the company’s inception until March 2003. Dr. Samueli is also a director and officer of certain Broadcom subsidiaries. Since 1985 Dr. Samueli has been a professor in the Electrical Engineering Department at the University of California, Los Angeles, where he has supervised advanced research programs in broadband communications circuits. Dr. Samueli has been on a leave of absence from UCLA since 1995. Dr. Samueli was the Chief Scientist and one of the founders of PairGain Technologies, Inc., a telecommunications equipment manufacturer, and he consulted for PairGain from 1988 to 1994. From 1980 until 1985 Dr. Samueli was employed in various engineering management positions in the Electronics and Technology Division of TRW, Inc. Dr. Samueli received a B.S., M.S. and Ph.D. in Electrical Engineering from the University of California, Los Angeles. Dr. Samueli is a named inventor in 32 U.S. patents. He is a Fellow of the Institute of Electrical and Electronics Engineers (IEEE), a Fellow of the American Academy of Arts and Sciences, and a Member of the National Academy of Engineering.
      Robert E. Switz has been a director since May 2003. Mr. Switz has been President and Chief Executive Officer of ADC Telecommunications, Inc., a supplier of broadband network equipment and software, since August 2003, and from 1994 until August 2003 he served in various senior management positions at ADC, including Chief Financial Officer, Executive Vice President and Senior Vice President. Mr. Switz was appointed a director of ADC in August 2003. Mr. Switz was President of ADC’s former Broadband Access and Transport Group from November 2000 until April 2001. Prior to joining ADC, Mr. Switz was employed by Burr-Brown Corporation, a manufacturer of precision micro-electronics, most recently as Vice President, Chief Financial Officer and Director, Ventures & Systems Business. Mr. Switz is also a director of Hickory Tech Corporation, a publicly-held communications company, and Micron Technology, Inc., a publicly-held semiconductor company. Mr. Switz received a B.S. in Business Administration from Quinnipiac University and an M.B.A. from the University of Bridgeport.
      Werner F. Wolfen has been a director since July 1994. Mr. Wolfen was appointed Broadcom’s Lead Independent Director in May 2003. Since January 1999 Mr. Wolfen has served as President of Capri Investments, LLC, an investment advisory firm owned by him. Previously, Mr. Wolfen served as a Senior Partner of the law firm of Irell & Manella LLP until 1998 and was Co-Chairman of that firm’s Executive Committee from 1982 to 1992. Mr. Wolfen has served as a director of several public and private companies and currently serves as a director of Calhoun Vision, Inc., Pre-Cash Corporation, and The Schrillo Company, all private companies. Mr. Wolfen received a B.S. in Business Administration from the University of California, Berkeley and a J.D. from the University of California Boalt Hall School of Law.
Corporate Governance
      The Board believes that good corporate governance is paramount to ensure that Broadcom is managed for the long-term benefit of its shareholders. As part of the company’s ongoing efforts to constantly improve corporate governance, over the past four years the Board and management have undertaken a comprehensive and continuous effort to review and enhance Broadcom’s governance policies and practices. In conducting this review, the Board and management have looked to suggestions by various authorities in corporate governance, the practices of other public companies, the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), various new and proposed rules of the Securities and Exchange Commission (the “SEC”), and the listing standards of The NASDAQ Stock Market® (“Nasdaq”). As a result, we have instituted a number of initiatives to improve the company’s corporate governance policies and practices.
      The Board has adopted Corporate Governance Guidelines (the “Corporate Governance Guidelines”) that guide its actions with respect to, among other things, the composition of the Board and its decisionmaking processes, Board meetings and involvement of management, the Board’s standing committees and procedures for appointing members of the committees, and its performance evaluation for the Chief Executive Officer. In addition, the Board has adopted a Code of Ethics and Corporate Conduct (the “Code of Ethics”) that applies to all of our employees, directors and officers, including our Chief Executive Officer, Chief Financial Officer, principal accounting officer and other senior financial officers. The Code of Ethics, as applied to our principal financial officers, constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act and is our “code of conduct” within the meaning of the listing standards of Nasdaq. You may view the Code of Ethics and the Corporate Governance Guidelines on our website at www.broadcom.com/investors or request copies of these documents, which will be provided free of charge, by writing to Investor Relations, Broadcom Corporation, P.O. Box 57013, Irvine, California 92619-7013. We intend to disclose future amendments to certain provisions of our Code of Ethics, and any waivers of provisions of the Code of Ethics required to be disclosed under the rules of the SEC or listing standards of Nasdaq, at the same location on our website.

      The Corporate Governance Guidelines provide that a majority of the Board and all members of the Audit, Compensation and Nominating & Corporate Governance Committees of the Board shall be independent. The Board makes an annual determination as to the independence of each Board member under the current standards for “independence” established by Nasdaq. In February 2006 the Board determined that all of its directors and nominees for election at the Annual Meeting are independent under these standards, except for (i) Mr. McGregor, who serves full-time as President and Chief Executive Officer of Broadcom, (ii) Mr. Ross, who served full-time as Chief Operating Officer from November 2002 until January 2003 and as President and Chief Executive Officer from January 2003 until January 2005, and (iii) Dr. Samueli, who serves full-time as Chief Technical Officer.
Shareholder Communications with the Board
      The Board has implemented a process by which shareholders may send written communications directly to the attention of the Board or any individual Board member. The Lead Independent Director, currently Mr. Wolfen, with the assistance of Broadcom’s internal legal department, will be primarily responsible for monitoring communications from shareholders and providing copies of such communications to the other directors as he considers appropriate. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Lead Independent Director considers to be important for the directors to consider. Shareholders who wish to communicate with the Board can write to Lead Independent Director, Broadcom Corporation, P.O. Box 55005, Irvine, California 92619-5005.
Board Committees and Meetings
      The Board held 14 meetings during the year ended December 31, 2005. Each director attended 75% or more of the aggregate number of (i) meetings of the Board and (ii) meetings of those committees of the Board on which he or she served during 2005. Members of the Board and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during 2005. Additionally, the independent Board members met in executive session regularly without the presence of management. The Lead Independent Director presides over executive sessions of the independent members of the Board.
      We typically schedule a Board meeting in conjunction with our annual meeting of shareholders and expect that all of our directors will attend the Annual Meeting, absent a valid reason. All seven individuals then serving as directors attended our 2005 Annual Meeting of Shareholders.
      The Board has established a standing Audit Committee, Compensation Committee, Equity Award Committee and Nominating & Corporate Governance Committee. Each committee has a written charter that is reviewed annually and revised as appropriate. A copy of each committee’s charter is available on our website at www.broadcom.com/investors.

Additionally, a copy of the Audit Committee Charter is attached to this proxy statement as Appendix A. The chairmen and members of the committees are identified in the following table.

(1)	Mr. Farinsky also served as member of the Compensation Committee until April 28, 2005.
(2)	Mr. Major also served as a member of the Audit Committee until April 28, 2005.
(3)	Mr. Switz also served as a member of the Compensation Committee until April 28, 2005.
(4)	Mr. Wolfen also served as a member of the Nominating & Corporate Governance Committee until April 28, 2005.
     The Board and its committees will be reconstituted following the Annual Meeting, and the composition and/or chairmanship of one or more committees will change. It is anticipated that Ms. Grzelakowski and Ms. Handel will first be appointed to committee memberships at that time.
      Audit Committee. The Board has determined that each member of the Audit Committee is “independent” under the current Nasdaq listing standards and satisfies the other requirements under Nasdaq listing standards and SEC rules regarding audit committee membership. The Board has also determined that each member of the Audit Committee (i) qualifies as an “audit committee financial expert” under applicable SEC rules and regulations governing the composition of the Audit Committee and (ii) satisfies the “financial sophistication” requirements of the Nasdaq listing standards. The committee held 11 meetings during 2005.
      The Audit Committee assists the Board in fulfilling its oversight responsibility by overseeing (i) the conduct of our accounting and financial reporting process and the integrity of the financial statements that will be provided to shareholders and others; (ii) the functioning of our systems of internal accounting and financial controls; (iii) the engagement, compensation, performance, qualifications and independence of Broadcom’s independent registered public accounting firm; and (iv) the portions of the Code of Ethics that relate to the integrity of accounting and financial reporting. See the report of the Audit Committee for 2005 on pages 54-55 of this proxy statement. The committee’s procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting and financial controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting and auditing practices, may be found on our website at www.broadcom.com/investors.
      The Audit Committee meets privately with Broadcom’s independent registered public accounting firm, and the independent registered public accounting firm has unrestricted access and reports directly to the committee. The Audit Committee has selected Ernst & Young LLP as Broadcom’s independent registered public accounting firm for the year ending December 31, 2006, and the Board is recommending that the shareholders ratify that appointment at the Annual Meeting.

      Compensation Committee. The Board has determined that each member of the Compensation Committee is “independent” under the current Nasdaq listing standards. The Compensation Committee held eight meetings during 2005.
      The Compensation Committee determines Broadcom’s compensation policies and the compensation to be provided to executive officers, including, among other things, annual salaries and bonuses, stock options, restricted stock unit awards (“RSUs”), other stock-based awards and other incentive compensation arrangements. In addition, the committee reviews the philosophy and policies behind the bonus and stock compensation arrangements for all other employees. The committee has the exclusive authority to administer and grant stock options, RSUs, and stock appreciation rights, and to make direct stock issuances and other stock-based awards under the Discretionary Grant and Stock Issuance Programs of Broadcom’s amended and restated 1998 Stock Incentive Plan (the “1998 Plan”), with respect to executive officers and members of the Board who do not serve on such committee. The Compensation Committee report for 2005 may be found on pages 49-53 of this proxy statement.
      Equity Award Committee. The Equity Award Committee is a secondary committee responsible for administering the Discretionary Grant and Stock Issuance Programs under our 1998 Plan with respect to eligible individuals other than Broadcom’s executive officers and Board members. The Equity Award Committee acts on a frequent basis, either by meeting or by written consent, to assure that newly-hired employees receive their initial equity compensation awards promptly after their hire dates. The committee held nine meetings during 2005.
      Nominating & Corporate Governance Committee. The Board has determined that each member of the Nominating & Corporate Governance Committee is “independent” under the current Nasdaq listing standards. The committee held eight meetings during 2005.
      The Nominating & Corporate Governance Committee assists the Board in overseeing the implementation and monitoring the effectiveness of the Corporate Governance Guidelines, the Code of Ethics and the Conflicts of Interest Policy and in developing and recommending to the Board modifications and/or additions thereto. The committee also reviews the overall corporate governance of Broadcom as well as Board policies and procedures and recommends improvements as needed.
      Additionally, the committee periodically reviews the compensation payable to members of the Board and leads the selection of nominees for election to the Board. The committee determines the required selection criteria and qualifications of director nominees based upon the needs of Broadcom at the time candidates are considered and recommends candidates to be nominated for election to the Board.
      Criteria for Director Nominees. The Board believes that it should be composed of directors with varied, complementary backgrounds, and that directors should, at a minimum, exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the ability to quickly grasp complex principles of business, finance, and wired and wireless communications technologies. Directors should possess the highest personal and professional ethics, integrity and values and should be committed to representing the long-term interests of our shareholders.
      When considering a candidate for director, the committee takes into account a number of factors, including the following:

•	independence from management;

•	depth of understanding of technology, manufacturing, sales and marketing, finance and/or other elements directly relevant to Broadcom’s business;

•	education and professional background;

•	judgment, skill, integrity and reputation;

•	existing commitments to other businesses as a director, executive or owner;

•	personal conflicts of interest, if any; and

•	the size and composition of the existing Board.
      In general, candidates who hold or who have held an established executive-level position in a high technology company are preferred.

      Prior to nominating a sitting director for re-election at an annual meeting of shareholders, the committee will consider the director’s past attendance at, and participation in, meetings of the Board and its committees and the director’s formal and informal contributions to the work of the Board and its committees.
      When seeking candidates for director, the committee may solicit suggestions from incumbent directors, management, shareholders and others. Additionally, the committee has in the past used and may in the future use the services of third party search firms to assist in the identification of appropriate candidates. After conducting an initial evaluation of a prospective candidate, the committee will interview that candidate if it believes the candidate might be suitable to be a director. The committee may also ask the candidate to meet with management. If the committee believes a candidate would be a valuable addition to the Board, it may recommend to the Board that candidate’s appointment or election.
      Ms. Grzelakowski and Ms. Handel, who were each appointed to the Board in November 2005, are standing for election by the shareholders for the first time. Ms. Grzelakowski and Ms. Handel were identified by a third party search firm retained by the committee for that purpose and were recommended for appointment by the committee after an extensive search process.
      Shareholder Recommendations for Nominations to the Board of Directors. The Nominating & Corporate Governance Committee will consider candidates for director recommended by any shareholder that is the beneficial owner of shares representing more than one percent (1%) of Broadcom’s then outstanding shares of common stock and that has beneficially owned those shares for at least one year. The committee will evaluate such recommendations applying its regular nominee criteria and considering the additional information set forth below. Eligible shareholders wishing to recommend a candidate for nomination as a director are requested to send the recommendation in writing to the Chairman, Nominating & Corporate Governance Committee, Broadcom Corporation, P.O. Box 55005, Irvine, California 92619-5005. Prior to making such a recommendation, shareholders are requested to contact the Chairman of the Nominating & Corporate Governance Committee to obtain a list of backgrounds that the committee would consider for potential director nominees, given the Board’s then current composition. A shareholder recommendation must contain the following information:

•	documentation supporting that the writer is a shareholder of Broadcom and has been a beneficial owner of shares representing more than one percent (1%) of Broadcom’s then outstanding shares of common stock for at least one year, and a statement that the writer is recommending a candidate for nomination as a director;

•	a resume of the candidate’s business experience and educational background that also includes the candidate’s name, business and residence addresses, and principal occupation or employment and an explanation of how the candidate’s background and qualifications are directly relevant to Broadcom’s business;

•	the number of shares of Broadcom’s common stock beneficially owned by the candidate;

•	a statement detailing any relationship, arrangement or understanding, formal or informal, between or among the candidate, any affiliate of the candidate, and any customer, supplier or competitor of Broadcom, or any other relationship, arrangement or understanding that might affect the independence of the candidate as a member of the Board;

•	detailed information describing any relationship, arrangement or understanding, formal or informal, between or among the proposing shareholder, the candidate, and any affiliate of the proposing shareholder or the candidate;

•	any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director; and

•	a signed consent of the candidate to serve as a director, if nominated and elected.
      Additionally, on October 26, 2004 Broadcom and certain of our current and former directors and officers (collectively, the “Settling Defendants”) entered into a stipulation of settlement (the “Shareholder Derivative Stipulation”) with the plaintiffs in the shareholder derivative actions that had been consolidated under the lead case entitled David v. Wolfen, et al., and in an additional shareholder derivative action, Aiken v. Nicholas, et al. Pursuant to the Shareholder Derivative Stipulation, Broadcom has adopted procedures to enable “Qualifying Shareholders” to recommend candidates for one new position on the Board. For purposes of the settlement, a “Qualifying Shareholder” is any individual or entity who holds greater than one percent (1%) but less than twenty percent (20%) of Broadcom’s outstanding common stock and who has held a minimum of one percent (1%) of Broadcom’s outstanding common stock for at least nine months. The Nominating & Corporate Governance Committee will seek from Qualifying Shareholders the names of potential candidates to serve on the Board, in consultation with a consultant acceptable to plaintiffs’ counsel. A Qualifying Shareholder may also contact the Nominating & Corporate Governance Committee directly with the name or names of potential candidates. The committee will consider the candidates identified by the Qualifying Shareholders using the same criteria it uses to evaluate candidates generally and, in the exercise of its business judgment, will recommend to the Board a candidate from among those it has considered. Broadcom has also agreed that, after his or her initial election to the Board, the director identified by a Qualifying Shareholder will be nominated by the Board for election as a director at the next annual meeting of shareholders at which directors are elected to serve for an additional one year term, subject to certain limitations. The procedures for shareholder nomination of a director are required to remain in effect until the second annual meeting of shareholders after the procedures were adopted.
      In connection with its evaluation of director candidates, the Nominating & Corporate Governance Committee may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The committee has discretion to decide which individuals (if any) to recommend for nomination as directors.
      No candidates for director nominations were submitted to the Nominating & Corporate Governance Committee by any shareholder in connection with the election of directors at the Annual Meeting. Any shareholder that desires to recommend a candidate for nomination to the Board to be considered for election at Broadcom’s 2007 Annual Meeting of Shareholders is strongly encouraged to do so no later than November 28, 2006, the date that Annual Meeting proposals meeting the requirements of Rule 14a-8 promulgated under the Exchange Act are due. See “Information about the Annual Meeting and Voting.”
Director Compensation

Cash Compensation
      In February 2006 the Board, upon the recommendation of the Nominating & Corporate Governance Committee, approved a new cash compensation plan for directors who are not employed by the company (“non-employee directors” or “non-employee Board members”). The new compensation plan, which was effective as of January 1, 2006, provides to each non-employee Board member an annual cash retainer fee of $75,000. The Chairman of the Audit Committee receives an additional $25,000 annual cash retainer and the Chairmen of the Compensation and Nominating & Corporate Governance Committees and the Lead Independent Director each receive an additional $10,000 annual cash retainer. All of the retainers will be paid in quarterly installments in arrears, and will be prorated as appropriate based upon the capacities in which each individual non-employee director serves from time to time. There are no additional cash fees payable for attendance at Board or Board committee meetings. Directors are reimbursed for travel and other customary business expenses in accordance with the same policies that apply to all Broadcom employees. For additional benefits provided to certain non-employee members of the Board, see “Personal Benefits” on page 43 of this proxy statement. No prerequisites are provided to non-employee directors.
      In 2005 each non-employee director received the following cash compensation for service as a director and as a member of one or more Board committees: (i) an annual retainer fee of $24,000; (ii) a $2,000 fee for each Board meeting attended in person; (iii) a $1,000 fee for each Board meeting attended telephonically; (iv) a $1,000 fee for each other telephonic or in person conference; and (v) a $1,000 fee for each meeting of a Board committee attended. The chairman of the Audit Committee received an additional $5,000 annual retainer fee and the chairmen of the Compensation and Nominating & Corporate Governance Committees each received an additional $3,000 annual retainer fee.
      Directors who are also employees of the company receive no additional cash compensation for their service as directors or on Board committees.

Equity Compensation
      On February 24, 2006, the Board adopted an amendment to the Director Automatic Grant Program in effect under the 1998 Plan that will revise the number of shares of Class A common stock that will be subject to the combined stock option grant and restricted stock awards made to new and continuing non-employee Board members. The amendment is subject to shareholder approval at the Annual Meeting. Additional information regarding the revised

Director Automatic Grant Program is included in this proxy statement under the heading “Proposal Four: Approval of Amendment and Restatement of the 1998 Stock Incentive Plan — Director Automatic Grant Program.”
      On October 27, 2005 the Board accelerated the vesting date (originally February 10, 2006) of the final 32,499-share installments of stock options that were granted to Messrs. Farinsky and Wolfen on February 10, 2003 with an exercise price of $8.42 per share, representing a $0.45 per share discount from the fair market value of the Class A common stock on that date. The acceleration allowed the two Board members to exercise the remaining balance of such options before December 31, 2005 to avoid the 20% penalty tax imposed by new Section 409A of the Internal Revenue Code on options granted with a discounted exercise price that were neither exercised before January 1, 2006 nor adjusted to increase the exercise price to the fair market value of the option shares on the grant date. The Board elected to accelerate the vesting date rather than pursue an adjustment to the exercise price because of the short time interval between the acceleration date and the normal vesting date and the unfavorable compensation expense (substantially in excess of the $0.45 original discount per share) that Broadcom would have been forced to recognize had the exercise price of those options been adjusted.
      On April 28, 2005, the date of the 2005 Annual Meeting of Shareholders, Messrs. Farinsky, Major, Ross, Switz and Wolfen each received, upon their re-election to the Board, an option grant for 11,250 shares of Class A common stock and RSUs covering 3,750 shares of Class A common stock, pursuant to the Director Automatic Grant Program. The exercise price per share in effect for the options is $19.7067, which was the fair market value per share of the Class A common stock on the grant date. Each of the options and RSUs will vest in full upon the non-employee director’s continuation in Board service through April 27, 2006.
      On November 15, 2005, Ms. Grzelakowski received, upon her appointment to the Board, an automatic option grant for 75,000 shares of Class A common stock and RSUs covering 25,002 shares of Class A common stock, pursuant to the Director Automatic Grant Program. The exercise price per share in effect for the November 15, 2005 option is $30.7133, which was the fair market value per share of the Class A common stock on the grant date.
      On November 22, 2005, Ms. Handel received, upon her appointment to the Board, an automatic option grant for 75,000 shares of Class A common stock and RSUs covering 25,002 shares of Class A common stock, pursuant to the Director Automatic Grant Program. The exercise price per share in effect for the November 22, 2005 option is $31.9467, which was the fair market value per share of the Class A common stock on the grant date.
      The options granted to Ms. Grzelakowski and Ms. Handel will each vest in four successive equal annual installments upon their completion of each year of Board service over the four-year period measured from the applicable grant date. The RSUs awarded to each of them will vest in a series of four successive equal annual installments over the four-year period measured from February 5, 2006, provided each continues as a Board member through the vesting date for each such installment.
      Mr. McGregor and Dr. Samueli were each compensated as a full-time employee and officer but received no additional compensation for service as a Board member during 2005. Mr. Ross was also compensated as a full-time employee and officer until he ceased service as Broadcom’s President and Chief Executive Officer on January 3, 2005. Additional information regarding the compensation awarded to each of Mr. McGregor, Dr. Samueli and Mr. Ross (during his tenure as President and Chief Executive Officer) is included in the Summary Compensation Table on page 42 of this proxy statement.
Litigation Involving Directors, Officers and Affiliates
      Broadcom, Dr. Samueli, Dr. Henry T. Nicholas III (our former President and Chief Executive Officer and Co-Chairman of the Board) and our Chief Financial Officer were defendants in a purported consolidated shareholder class action, In re Broadcom Corp. Securities Litigation (the “Class Action”) alleging violations of the Exchange Act. The essence of the allegations was that the defendants intentionally failed to disclose and properly account for the financial impact of performance-based warrants assumed in connection with five acquisitions consummated in 2000 and 2001, which plaintiffs alleged had the effect of materially overstating our reported and future financial performance. By a Stipulation of Settlement (the “Stipulation”) dated as of June 24, 2005, the parties agreed to settle the Class Action. Pursuant to the Stipulation, the Class Action has been dismissed with prejudice in exchange for an aggregate payment of $150 million (the “Settlement Fund”). Broadcom’s insurance carriers paid $40 million of the Settlement Fund, and the balance was paid by Broadcom. As part of the settlement, Broadcom and the other Defendants continue to deny any liability or wrongdoing with respect to the claims raised in the Class Action. In September 2005 the court granted final approval of the Stipulation and entered final judgment and an order of dismissal thereon and made effective full releases by all class members of all claims relating to the matters asserted in the Class Action. The settlement, final judgment and order of dismissal are now final and no longer subject to appeal.
      Broadcom, Dr. Samueli, Dr. Nicholas and our Chief Financial Officer were also defendants in a lawsuit entitled Arenson, et al. v. Broadcom Corp., et al. that was brought by several individual plaintiffs and asserted causes of action substantially identical to those asserted in the Class Action. The Stipulation in the Class Action provided to the Arenson plaintiffs the option of joining the class in the Class Action in exchange for dismissal of their claims in the separate case. In September 2005 each of the Arenson plaintiffs exercised that option. Accordingly, the Arenson plaintiffs are now bound by the terms of the Class Action settlement and the judgment in the Class Action. In October 2005 the parties filed a stipulation dismissing the Arenson action with prejudice.
      For further information regarding the foregoing litigation, see Note 12 of Notes to Consolidated Financial Statements, included in Part IV, Item 15 of our Annual Report on Form 10-K for the year ended December 31, 2005.
Required Vote
      The nine nominees receiving the highest number of affirmative votes of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class, present or represented by proxy and entitled to be voted for them, will be elected as directors to serve until the next annual meeting of shareholders and/or until their successors are duly elected and qualified. No broker non-votes will exist in connection with this proposal. Additionally, abstentions will not affect the outcome of this proposal.
Recommendation of the Board of Directors
      The Board of Directors unanimously recommends a vote FOR the election of each of the nine nominees listed above. Unless authority to do so is withheld, the proxy holders named in each proxy will vote the shares represented thereby FOR the election of each of the nominees listed above.

PROPOSAL TWO:
APPROVAL OF SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
      Our Board of Directors has unanimously approved, and recommended that Broadcom’s shareholders approve, Second Amended and Restated Articles of Incorporation (“Restated Articles”) to (i) increase the number of shares of Class A common stock that Broadcom is authorized to issue and (ii) eliminate all provisions relating to the rights, preferences, privileges and restrictions of Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock, all outstanding shares of which automatically converted into shares of Class B common stock upon consummation of our initial public offering in April 1998.
      Under our present capital structure, we are authorized to issue 800,000,000 shares of Class A common stock, par value $0.0001 per share, 400,000,000 shares of Class B common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share. The Board believes the number of authorized shares of Class A common stock is inadequate for our present and future needs and therefore has unanimously approved the amendment of Article III of Broadcom’s Amended and Restated Articles of Incorporation, as previously amended, to increase the aggregate number of shares of Class A common stock authorized for issuance by 1,700,000,000 shares, to an aggregate of 2,500,000,000 authorized shares. The Board believes this capital structure more appropriately reflects the present and future needs of Broadcom and recommends that the shareholders approve such amendment. The preferred stock may be issued from time to time in one or more series with such rights, preferences and privileges, including dividend rates, conversion and redemption prices, and voting rights, as may be determined by the Board. On February 21, 2006, 464,661,684 shares of Class A common stock were outstanding, 77,188,402 shares of Class B common stock were outstanding, and no shares of preferred stock were outstanding. Each share of Class B common stock is immediately convertible into one share of Class A common stock at the option of the holder. On February 21, 2006, assuming the exercise of all outstanding options and the issuance of all shares subject to RSUs, and the conversion of all shares of Class B common stock, approximately 674,146,835 shares of Class A common stock were outstanding on a fully diluted basis, and 82,569,863 shares of Class A common stock remained reserved for future issuance under shareholder approved equity compensation plans.
Purpose of Authorizing Additional Common Stock
      The authorization of an additional 1,700,000,000 shares of Class A common stock would give the Board the ability to issue shares of such common stock from time to time as it deems necessary. The Board believes it is advisable and in the best interests of the company and its shareholders to have the ability to issue additional shares of Class A common stock for any proper corporate purpose, such as stock splits and stock dividends, future acquisitions, and stock option and other equity grants, subject to any shareholder approval requirements of applicable law and stock exchange regulations. To continue to attract, retain and motivate our employees, we expect to continue to issue stock options and other equity awards. We may also issue stock to acquire complementary businesses, technologies and products. We may fund our activities and acquisitions through several different means, including equity issuances. On February 21, 2006 we effected a three-for-two stock split through the payment of a dividend of one additional share of Class A common stock for every two shares of Class A common stock outstanding, and one additional share of Class B common stock for every two shares of Class B common stock outstanding. The Board will continue to address the advisability of stock splits and stock dividends in the future.
      We have no specific plans, understandings or agreements at present for the issuance of the additional shares of Class A common stock. The Board, however, believes that if an increase in the authorized number of shares of Class A common stock were to be postponed until a specific need arose, the delay and expense incident to obtaining approval of the shareholders at that time could significantly impair our ability to consummate an acquisition or to meet financing requirements or other objectives. It may also significantly delay the effectiveness of a stock dividend.
      The additional Class A common stock authorized under the Restated Articles would be available for issuance by the Board without any future action by the shareholders, unless such action were specifically required by our Restated Articles, applicable law or the rules of any stock exchange or quotation system on which our securities may then be listed. The additional shares of Class A common stock would have rights identical to our outstanding shares of Class A common stock.
      The proposed increase in the authorized number of shares of Class A common stock could have a number of effects on the shareholders, depending upon the exact nature and circumstances of any actual issuances of the authorized shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Broadcom more difficult. For example, additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of Broadcom. Similarly, the issuance of additional shares to certain persons allied with Broadcom’s management could have the effect of making it more difficult to remove or replace members of Broadcom’s then current Board by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares could have an effect on the potential realizable value of a shareholder’s investment. In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares of common stock caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of our capital stock. If such factors were reflected in the price per share of our common stock, the potential realizable value of a shareholder’s investment could be adversely affected.
Deletion of Rights, Preferences and Privileges of the Series A, B, C, D and E Preferred Stock
      Our current Amended and Restated Articles of Incorporation, as amended, designate shares of Series A, B, C, D and E preferred stock. In connection with our initial public offering of Class A common stock in April 1998, all outstanding shares of the Series A, B, C, D and E preferred stock were converted into shares of Class B common stock in accordance with their terms, and no additional shares of preferred stock have been issued since our initial public offering. The proposed Restated Articles delete all references to the company’s designation of Series A, B, C, D and E preferred stock.
      The Board believes that this modification incorporated into the Restated Articles is advisable as it will reduce confusion with respect to the different classes of Broadcom’s securities that are outstanding.
Effectiveness of Restated Articles
      If this proposal is adopted, the Restated Articles will become effective upon the filing thereof with the Secretary of State of the State of California. The Restated Articles are filed with the SEC as Appendix B to this proxy statement.
Required Vote
      The affirmative vote of (i) a majority of the total combined voting power of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class, and (ii) a majority of the Class A common stock, voting separately as a single class, is required for approval of the Restated Articles. For the effects of abstentions and broker non-votes on this proposal see, “Information about the Annual Meeting and Voting — What vote is required for each item?” on page 2 of this proxy statement.
Recommendation of the Board of Directors
      The Board of Directors unanimously recommends a vote FOR this Proposal. Unless otherwise instructed, the proxy holders named in each proxy will vote the shares represented thereby FOR the approval of the Second Amended and Restated Articles of Incorporation as provided in Proposal Two.

PROPOSAL THREE:
APPROVAL OF AMENDMENT TO BYLAWS
      Our Board of Directors has unanimously approved, and recommended that Broadcom’s shareholders approve, an amendment to Broadcom’s Bylaws, to increase the authorized number of directors from a range of five to nine to a range of six to eleven directors, with the exact authorized number of directors to be fixed by resolution of the Board.
      Although the Board has the power to amend or repeal the Bylaws, any change to the provision in the Bylaws prescribing the authorized number of directors who serve on the Board requires the approval of the shareholders. The Bylaws currently provide that the authorized number of directors on the Board shall be fixed from time to time, by resolution of the Board, within the range of five to nine directors. Pursuant to resolution of the Board, the number of directors as of the Annual Meeting has been fixed at nine.
      In consideration of the current size of the Board and the desire to maintain flexibility should the right opportunity to appoint a new member arise, the Board concluded that it was in the best interests of the company and its shareholders to increase the number of directors authorized to serve on the Board. In February 2006 the Board adopted an amendment to Article III, Section 3.2 of the Bylaws which, subject to shareholder approval, increases the authorized number of directors from the current range of five to nine to a range of six to eleven directors. In addition, the amendment provides that the exact number of directors will continue to be fixed from time to time within the prescribed range by a resolution of either the Board or the shareholders. The Board believes that this amendment is in the best interests of Broadcom and our shareholders because it will enable Broadcom to identify, appoint and nominate for election, additional highly qualified individuals to serve as independent directors, as the opportunity or need presents itself. The amendment will become effective immediately following approval by the shareholders. The Board further resolved that, following approval of the amendment by the shareholders, the number of directors on the Board will remain fixed at nine.
      The full text of the amended Article III, Section 3.2 is set forth below:

“3.2 NUMBER OF DIRECTORS

The authorized number of directors of the corporation shall be not less than six (6) nor more than eleven (11), and the exact number of directors shall be set from time to time within the limits specified above, by a resolution amending such exact number, duly adopted by the Board of Directors or by the shareholders. The minimum and maximum number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Bylaw duly adopted by vote or written consent of holders of a majority of the voting power of the outstanding shares entitled to vote.

No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.”
      Following the Annual Meeting, the Board intends to approve an amendment and restatement of the Bylaws to (i) incorporate the change to Article III, Section 3.2 (if approved by the shareholders at the Annual Meeting) and (ii) effect various other technical revisions and improvements.
Required Vote
      The affirmative vote of a majority of the total combined voting power of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class, is required for approval of the amendment to Article III, Section 3.2 of the Bylaws. For the effects of abstentions and broker non-votes on this proposal see, “Information about the Annual Meeting and Voting — What vote is required for each item?” on page 2 of this proxy statement.
Recommendation of the Board of Directors
      The Board of Directors unanimously recommends a vote FOR this Proposal. Unless otherwise instructed, the proxy holders named in each proxy will vote the shares represented thereby FOR the approval of the amendment to the Bylaws as provided in Proposal Three.

      PROPOSAL FOUR:
APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 1998 STOCK INCENTIVE PLAN
Introduction
      At the Annual Meeting the shareholders are being asked to approve an amendment and restatement of Broadcom’s 1998 Stock Incentive Plan, as previously amended and restated (the “1998 Plan”), that will effect the following changes:

(i) restructure the Director Automatic Grant Program in effect for new and continuing non-employee Board members to

(a) revise the number of shares of Class A common stock that will be subject to the combined stock option grant and restricted stock unit award made to each non-employee Board member at each annual meeting of shareholders, beginning with this Annual Meeting,

(b) provide for the pro-ration of that combined award for any non-employee Board members who commence service on a date that is not the day of an annual meeting of shareholders, and

(c) eliminate the current initial awards of stock options and restricted stock units as well as the current renewal awards that would otherwise be made every four years to continuing non-employee Board members; and

(ii) revise the cash flow performance goal under the Stock Issuance Program to allow certain adjustments (similar to that currently permitted for earnings or net income per share; and net income or operating income) to be made in calculating whether that performance goal has been met with respect to any future awards contingent in whole or in part upon the achievement of specific objectives related to attainment of such goal.
      The Board adopted the amendment and restatement on February 24, 2006, subject to shareholder approval at the Annual Meeting.
      The proposed revisions to the Director Automatic Grant Program, together with the new cash compensation program that we have implemented for the non-employee Board members (as summarized in the “Director Compensation” section in Proposal One), are essential to our continuing effort to attract and retain qualified and experienced individuals to serve as members of our Board at a time when the responsibilities and obligations required of them are increasing as a result of recent changes in applicable laws and regulations. We believe that the changes to our cash and equity compensation structure for non-employee Board members will provide us with the competitive package we need to assure that we can continue to have dedicated, professional and highly-qualified individuals serve as non-employee members of our Board.
      If the proposed amendment to the 1998 Plan is approved by the shareholders, each continuing non-employee Board member will receive equity compensation in the form of a stock option grant for 10,000 shares of Class A common stock and a restricted stock unit award covering 5,000 shares of Class A common at every annual meeting of shareholders, beginning with the Annual Meeting, at which he or she continues to serve as a non-employee Board member. Each component of that equity compensation award will vest in four successive equal quarterly installments over the non-employee Board member’s period of service.
      The proposed amendment to the cash flow performance goal under the Stock Issuance Program will allow more flexibility in designing future awards under that program to exclude items which may not be appropriate in measuring the achievement of one or more specific objectives based on that particular performance goal.
      The following is a summary of the principal features of the 1998 Plan, as amended and restated February 24, 2006 which is filed with the SEC as Appendix C to this proxy statement. The following summary does not purport to be a complete description of all provisions of the amended and restated 1998 Plan. Any shareholder who wishes to obtain a copy of the actual plan documents may do so upon written request to Investor Relations, Broadcom Corporation, P.O. Box 57013, Irvine, California 92619-7013, or may access the documents from the SEC’s website at www.sec.gov. The 1998 Plan serves as the successor to our 1994 Stock Option Plan and our 1998 Special Stock Option Plan (collectively, the “Predecessor Plans”), which were terminated in connection with the initial public offering of our Class A common stock in April 1998. All options outstanding under the Predecessor Plans at the time of termination were transferred to the 1998 Plan.

Equity Incentive Programs
      The amended and restated 1998 Plan consists of three equity incentive programs: (i) the Discretionary Grant Program, (ii) the Stock Issuance Program, and (iii) the Director Automatic Grant Program for non-employee members of the Board. The principal features of each program are described below.
      The Compensation Committee of the Board has the exclusive authority to administer the Discretionary Grant and Stock Issuance Programs with respect to option grants, restricted stock units, stock appreciation rights, direct stock issuances and other stock-based awards (“Equity Awards”) made to executive officers and non-employee Board members, and also has the authority to make Equity Awards under those programs to all other eligible individuals. However, any Equity Awards made to members of the Compensation Committee, other than pursuant to the Director Automatic Grant Program, must be authorized and approved by a disinterested majority of the Board. Neither the Compensation Committee nor any secondary committee will exercise any administrative discretion under the Director Automatic Grant Program. All Equity Awards under such program will be made in strict compliance with the express provisions of that program.
      The Board may at any time appoint a secondary committee of one or more Board members to have separate but concurrent authority with the Compensation Committee to make Equity Awards under the Discretionary Grant and Stock Issuance Programs to individuals other than executive officers and non-employee Board members. The Board has established such a committee, the Equity Award Committee, and has authorized that committee to make Equity Awards under the Discretionary Grant and Stock Issuance Programs to eligible individuals other than executive officers and non-employee Board members. The term “Plan Administrator,” as used in this summary, will mean the Compensation Committee and the secondary Equity Award Committee, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 1998 Plan.
Share Reserve
      From inception of the 1998 Plan through February 21, 2006, 346,491,120 shares of Class A common stock and 47,689,368 shares of Class B common stock have been reserved for issuance over the term of the 1998 Plan. The number of shares of Class A common stock reserved for issuance under the 1998 Plan automatically increases on the first trading day of January each year by an amount equal to four and one-half percent (4.5%) of the total number of shares of Class A common stock and Class B common stock outstanding on the last trading day of the immediately preceding calendar year, but in no event will any such annual increase exceed 37,500,000 shares of Class A common stock.
      As of February 21, 2006, 118,517,138 shares of Class A common stock and 3,312,337 shares of Class B common stock were subject to outstanding options under the 1998 Plan, 7,233,587 shares of Class A common stock were subject to outstanding restricted stock units (“RSUs”), 97,454,050 shares of Class A common stock and 42,632,707 shares of Class B common stock had been issued under the 1998 Plan, and 77,814,887 shares of Class A common stock and 0 shares of Class B common stock remained available for future issuance. In connection with the option cancellation and exchange program that Broadcom implemented in October 2003 (the “2003 Option Exchange Program”), options covering 47,237,907 shares of Class A common stock were cancelled, and the shares subject to those cancelled options were not returned to the share reserve under the 1998 Plan and are not available for future issuance under such plan.
      No participant in the 1998 Plan may be granted Equity Awards for more than 9,000,000 shares of Class A common stock per calendar year. Shareholder approval of this Proposal will also constitute a reapproval of the 9,000,000 share limitation for purposes of Internal Revenue Code Section 162(m). This share-limitation will assure that any deductions to which we would otherwise be entitled, either upon the exercise of stock options or stock appreciation rights granted under the Discretionary Grant Program with an exercise price per share equal to the fair market value per share of the Class A common stock on the grant date or upon the subsequent sale of the shares purchased under those options, will not be subject to the $1.0 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m). In addition, shares issued under the Stock Issuance Program may qualify as performance-based compensation that is not subject to the Section 162(m) limitation, if the issuance of those shares is approved by the Compensation Committee and the vesting is tied solely to the attainment of the corporate performance milestones discussed below in the summary description of that program.

      The shares of Class A common stock and Class B common stock issuable under the 1998 Plan may be drawn from shares of our authorized but unissued shares or from shares reacquired by us, including shares repurchased on the open market.
      Shares subject to any outstanding Equity Awards under the 1998 Plan that expire or otherwise terminate before those shares are issued will be available for subsequent awards. Unvested shares issued under the 1998 Plan and subsequently repurchased by us, at the option exercise or direct issue price paid per share, pursuant to our repurchase rights under the 1998 Plan, will be added back to the number of shares reserved for issuance under the 1998 Plan and will accordingly be available for subsequent issuance.
      Should the exercise price of an option under the 1998 Plan be paid with shares of Class A common stock or Class B common stock, as applicable, the authorized reserve of Class A or Class B common stock under the 1998 Plan will be reduced only by the net number of new shares issued under the exercised stock option.
      Since March 23, 2004 the following additional share counting provisions have been in effect under the 1998 Plan:

•	Should shares of Class A common stock (or Class B common stock, as applicable) otherwise issuable under the 1998 Plan be withheld in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an Equity Award, the number of shares of Class A common stock (or Class B common stock, as applicable) available for issuance under the 1998 Plan will be reduced only by the net number of shares issued pursuant to that Equity Award. The withheld shares will not reduce the share reserve.

•	Upon the exercise of any stock appreciation right granted under the 1998 Plan, the share reserve will only be reduced by the net number of shares actually issued upon such exercise, and not by the gross number of shares as to which such stock appreciation right is exercised.
Eligibility
      Officers, employees, non-employee members of the Board and independent consultants in the service of Broadcom or its parent or subsidiaries, whether now existing or subsequently established, are eligible to participate in the Discretionary Grant and Stock Issuance Programs. Non-employee members of the Board will also participate in the Director Automatic Grant Program.
      As of February 28, 2006, seven executive officers, seven non-employee members of the Board and 4,450 other employees were eligible to participate in the 1998 Plan.
Valuation
      The fair market value per share of our Class A common stock on any relevant date under the 1998 Plan will be deemed to be equal to the closing selling price per share of our Class A common stock at the close of regular hours trading on the NASDAQ National Market® on that date, as such price is reported by the National Association of Securities Dealers. If there is no closing selling price for our Class A common stock on the date in question, the fair market value will be the closing selling price on the last preceding date for which such quotation exists. On February 28, 2006 the fair market value determined on such basis was $45.10 per share.
Discretionary Grant Program
      The Plan Administrator has complete discretion under the Discretionary Grant Program to determine which eligible individuals are to receive Equity Awards under that program, the time or times when those Equity Awards are to be made, the number of shares subject to each such award, the time or times when each Equity Award is to vest and become exercisable, the maximum term for which the Equity Award is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.
      Stock Options. Each granted option will have an exercise price per share determined by the Plan Administrator, but in no event will such exercise price be less than eighty-five percent (85%) of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten years, and the option will generally become exercisable in one or more installments over a specified period of service measured from the grant date. However, options may be structured so that they will be immediately exercisable for any or all of the option shares. Any unvested shares acquired under those immediately exercisable options will be subject to repurchase, at the exercise price paid per share, if the optionee ceases service with Broadcom prior to vesting in those shares.

      Should the optionee cease service with Broadcom, he or she will have a limited period of time within which to exercise his or her outstanding options for any shares for which those options are vested and exercisable at the time of such cessation of service. The Plan Administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.
      Stock Appreciation Rights. The Plan Administrator has the authority to issue the following three types of stock appreciation rights under the Discretionary Grant Program:

•	Tandem stock appreciation rights, which provide the holders with the right to surrender their options for an appreciation distribution in an amount equal to the excess of (i) the fair market value of the vested shares of Class A common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

•	Standalone stock appreciation rights, which allow the holders to exercise those rights as to a specific number of shares of Class A common stock and receive in exchange an appreciation distribution in an amount equal to the excess of (i) the fair market value of the shares of Class A common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of the Class A common stock on the date the standalone stock appreciation right is granted, and the right may not have a term in excess of ten years.

•	Limited stock appreciation rights, which may be included in one or more grants made under the Discretionary Grant Program. Upon the successful completion of a hostile takeover for more than fifty percent (50%) of Broadcom’s outstanding voting securities or a change in a majority of the Board as a result of one or more contested elections for Board membership, each outstanding option with such a limited stock appreciation right may be surrendered in return for a distribution per surrendered option share equal to the excess of (i) the fair market value per share at the time the option is surrendered or, if greater, the highest price paid per share in the transaction over (ii) the exercise price payable per share under such option.
      Payments with respect to exercised tandem or standalone stock appreciation rights may, at the discretion of the Plan Administrator, be made in cash or in shares of Class A common stock. All payments with respect to exercised limited stock appreciation rights will be made in cash. Upon cessation of service with Broadcom, the holder of one or more stock appreciation rights will have a limited period within which to exercise those rights as to any shares as to which those stock appreciation rights are vested and exercisable at the time of such cessation of service. The Plan Administrator will have complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised and/or to accelerate the exercisability or vesting of such stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation rights remain outstanding, whether before or after the holder’s actual cessation of service.
      As of February 28, 2006 the Plan Administrator had not issued any stock appreciation rights under the Discretionary Grant Program.
      Repricing. The Plan Administrator has the authority to effect the cancellation of any or all outstanding options or stock appreciation rights under the Discretionary Grant Program and to grant in exchange one or more of the following: (i) new options or stock appreciation rights covering the same or a different number of shares of Class A common stock but with an exercise or base price per share not less than the fair market value per share of the Class A common stock on the new grant date or (ii) cash or shares of Class A common stock, whether vested or unvested, equal in value to the value of the cancelled options or stock appreciation rights. The Plan Administrator also has the authority to reduce the exercise or base price of one or more outstanding stock options or stock appreciation rights to the then current fair market value per share of Class A common stock or to issue new stock options or stock appreciation rights with a lower exercise or base price in immediate cancellation of outstanding stock options or stock appreciation rights with a higher exercise or base price.
Stock Issuance Program
      Shares of Class A common stock may be issued under the Stock Issuance Program for such valid consideration under the California Corporations Code as the Plan Administrator deems appropriate, including cash, securities or other property. The shares may also be issued as a bonus for past services without any cash outlay required of the recipient.

In addition, restricted shares of Class A common stock may be issued that vest in one or more installments over the recipient’s period of service or upon attainment of specified performance objectives. Shares of Class A common stock may also be issued under such program pursuant to RSUs or other stock-based awards that entitle the recipients to receive the shares underlying those awards upon the attainment of designated performance goals, the satisfaction of specified service requirements and/or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the recipient’s service with Broadcom.
      The Plan Administrator will have complete discretion under the Stock Issuance Program to determine which eligible individuals are to receive Equity Awards under such program, the time or times when those Equity Awards are to be made, the number of shares subject to each such Equity Award, the vesting schedule to be in effect for the Equity Award and the consideration (if any) payable per share. The shares issued pursuant to such Equity Award may be fully vested upon issuance or may vest upon the completion of a designated service period and/or the attainment of pre-established performance goals.
      To assure that the compensation attributable to one or more Equity Awards under the Stock Issuance Program will qualify as performance-based compensation that will not be subject to the $1.0 million limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under Section 162(m), the Compensation Committee will also have the discretionary authority to structure one or more Equity Awards under the Stock Issuance Program so that the shares subject to those particular awards will vest only upon the achievement of certain pre-established corporate performance goals. Such goals may be based on one or more of the following criteria: (i) return on total shareholder equity; (ii) earnings or net income per share; (iii) net income or operating income; (iv) earnings before interest, taxes, depreciation, amortization and stock-based compensation costs, or operating income before depreciation and amortization; (v) sales or revenue targets; (vi) return on assets, capital or investment; (vii) cash flow; (viii) market share; (ix) cost reduction goals; (x) budget comparisons; (xi) implementation or completion of projects or processes strategic or critical to our business operations; (xii) measures of customer satisfaction; (xiii) any combination of, or a specified increase in, any of the foregoing; and (xiv) the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance our revenue or profitability or expand our customer base; provided, however, that for purposes of items (ii) and (iii) above, and, if shareholder approval of this Proposal is obtained, (vii) above, the Compensation Committee may, at the time the Equity Awards are made, specify certain adjustments, in conformity with those reported by Broadcom in accordance with generally accepted accounting principles in the U.S. (“GAAP”) or on a non-GAAP basis, which will exclude from the calculation of those performance goals one or more of the following: certain charges related to acquisitions, stock-based compensation, employer payroll tax expense on certain stock option exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains, certain other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects, purchases of property and equipment, and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30. In addition, such performance goals may be based upon the attainment of specified levels of Broadcom’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of Broadcom’s business groups or divisions thereof or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned, and a maximum level of performance at which an award will be fully earned. The Compensation Committee may provide that, if the actual level of attainment for any performance objective is between two specified levels, the amount of the award attributable to that performance objective shall be interpolated on a straight-line basis.
      The Plan Administrator will have the discretionary authority at any time to accelerate the vesting of any and all shares of restricted stock or other unvested shares outstanding under the Stock Issuance Program. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares that were intended at the time of issuance to qualify as performance-based compensation under Internal Revenue Code Section 162(m), except in the event of certain involuntary terminations or changes in control or ownership.
      Outstanding RSUs or other stock-based awards under the Stock Issuance Program will automatically terminate, and no shares of Class A common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. The Plan Administrator, however, will have the discretionary authority to issue shares of Class A common stock in satisfaction of one or more outstanding RSUs or other stock-based awards as to which the designated performance goals or service requirements are not attained.

However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards that were intended at the time of issuance to qualify as performance-based compensation under Internal Revenue Code Section 162(m), except in the event of certain involuntary terminations or changes in control or ownership.
Director Automatic Grant Program
      Prior to the revisions to the Director Automatic Grant Program which are the subject of this Proposal, three types of awards were authorized under such program as follows:

•	Initial Award. Each individual who first became a non-employee member of the Board after March 10, 2005 and before February 24, 2006 received, at the time of his or her initial election or appointment to the Board, an option grant to purchase 75,000 shares of Class A common stock and an award of RSUs covering 25,002 shares of Class A common stock, provided that such individual had not previously been in the employ of Broadcom or any of its parents or subsidiaries.

•	Annual Award. On the date of each annual meeting of shareholders, beginning with the 2005 Annual Meeting of Shareholders, each non-employee Board member would automatically be granted an option to purchase 11,250 shares of Class A common stock and an award of RSUs covering an additional 3,750 shares of Class A common stock.

•	Renewal Award. Each non-employee Board member would also, immediately upon completion of each consecutive four-year period of continuous service in such capacity, receive a renewal automatic award consisting of an option to purchase 75,000 shares of Class A common stock and an award of RSUs covering an additional 25,002 shares of Class A common stock; provided, however, that for each non-employee director who had already completed a consecutive four-year period of continuous service in such capacity as of April 25, 2002 the first such renewal grant under the revised Director Automatic Grant Program would not be made until his completion of four years of continuous Board service measured from that April 25, 2002 date (the “Renewal Award”).
      The foregoing types of grants will continue to be made under the Director Automatic Grant Program if the shareholders do not approve the revisions to that program under this Proposal.
      Under the terms of the revised Director Automatic Grant Program, non-employee Board members will receive a series of automatic grants consisting of stock options and RSUs over their period of Board service. All grants under the revised Director Automatic Grant Program will be made in strict compliance with the express provisions of such program, and shareholder approval of this Proposal will also constitute pre-approval of each option grant and RSU award made under the revised Director Automatic Grant Program on or after the date of the Annual Meeting and the subsequent exercise of those options and the subsequent issuance of the shares subject to those RSUs in accordance with the terms of the program summarized below.
      Grants under the revised Director Automatic Grant Program will be made in accordance with the following specified parameters:

•	Annual Award. On the date of each annual meeting of shareholders, beginning with this Annual Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 10,000 shares of Class A common stock and an award of RSUs covering 5,000 shares of Class A common stock. There will be no limit on the number of such option grants and RSUs awards any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in our employ will be eligible to receive one or more such annual option grants and RSU awards over their period of continued Board service.

•	Initial Grant. Each individual who is first elected or appointed as a non-employee Board member at any time on or after February 24, 2006, other than at an annual meeting of shareholders, will, on the date of he or she commences service as a non-employee Board member, automatically be granted the following awards, provided such individual has not previously been in our employ:

(i) an option for that number of shares of Class A common stock determined by multiplying the normal 10,000-share automatic annual option grant by a fraction, the numerator of which is the number of months (rounded to the next whole month) that will elapse between the date of he or she commences service as a non-

employee Board member and the first May 5th next succeeding such service commencement date, and the denominator of which is 12 months; and

(ii) an RSU award covering the number of shares of Class A common stock determined by multiplying the normal 5,000-share automatic annual restricted stock unit award by a fraction, the numerator of which is the number of months (rounded to the next whole month) that will elapse between the date he or she commences service as a non-employee Board member and the first May 5th next succeeding such service commencement date, and the denominator of which is 12 months.

      Under the revised Director Automatic Grant Program, there will no longer be any four-year renewal grants for continuing non-employee Board members. All currently outstanding options and RSUs under the Director Automatic Grant Program will continue in full force and effect in accordance with their existing terms and will not be affected by the proposed revisions to such program.
      Each option grant under the program will have an exercise price per share equal to the fair market value per share of Class A common stock on the grant date and will have a maximum term of ten years, subject to earlier termination following the optionee’s cessation of service on the Board. Each option will be immediately exercisable for all of the option shares; however, any unvested shares purchased under such option will be subject to repurchase, at the original exercise price paid per share, should the optionee cease service on the Board prior to vesting in those shares. The option shares granted on the date of an annual meeting will vest in a series of four successive equal quarterly installments over the period measured from the date of the option grant and ending with the next scheduled annual meeting of shareholders. The initial grant of option shares to an individual who is first elected or appointed other than at an annual meeting of shareholders will vest on a pro-rated basis. A non-employee Board member will not vest in any additional option shares following his or her cessation of Board service; provided, however, that should such cessation of Board service occur by reason of his or her death or disability, all the option shares will immediately vest. The option shares will also vest in full on an accelerated basis upon the occurrence of certain changes in control during the period of Board service.
      Each RSU award granted on the date of an annual meeting will also vest in a series of four successive equal quarterly installments over the period beginning with the date of such award and ending with the next scheduled annual meeting of shareholders. The initial award of RSUs to an individual who is first elected or appointed other than at an annual meeting of shareholders will vest on a pro-rated basis. A Board member will not vest in any additional RSUs following his or her cessation of service as a Board member; provided, however, that such RSUs will immediately vest in full upon his or her cessation of Board service by reason of death or disability or upon certain changes in control during his or her period of Board service. As the RSUs vest in one or more installments, the shares of Class A common stock underlying those vested units will be promptly issued without the payment of any cash consideration.
Predecessor Plans
      All outstanding options under the Predecessor Plans that were transferred to the 1998 Plan will continue to be governed by the terms of the original agreements evidencing those options, and no provision of the 1998 Plan will affect or otherwise modify the rights or obligations of the holders of the transferred options with respect to their acquisition of Class A common stock or Class B common stock. However, the Plan Administrator has complete discretion to extend one or more provisions of the 1998 Plan to the transferred options, to the extent those options do not otherwise contain such provisions.

Option Grants Since January 1, 2005
      The following table sets forth, as to our Chief Executive Officer, Chief Technical Officer, the four other most highly compensated executive officers (with base salary and bonus in excess of $100,000) for 2005, and the other individuals and groups indicated, the number of shares of Class A common stock subject to option grants made under the 1998 Plan from January 1, 2005 through February 21, 2006 together with the weighted average exercise price payable per share for such option grants:
OPTION TRANSACTIONS

	Number of Shares	Weighted Average
	Underlying	Exercise Price
Name and Position	Options Granted(#)	Per Share($)

Scott A. McGregor	3,250,000	$22.1651
President and Chief Executive Officer (effective January 3, 2005)
Alan E. Ross	11,250	19.7067
(President and Chief Executive Officer until January 3, 2005)
Henry Samueli, Ph.D.	0	N/A
Chairman of the Board and Chief Technical Officer
David A. Dull	58,500	21.4733
Senior Vice President, Business Affairs, General Counsel and Secretary
George L. Farinsky	11,250	19.7067
Director
Maureen E. Grzelakowski	75,000	30.7133
Director
Nancy H. Handel	75,000	31.9467
Director
John Major	11,250	19.7067
Director
Vahid Manian	58,500	21.4733
Senior Vice President, Global Manufacturing Operations
Andrew J. Pease	58,500	21.4733
Senior Vice President, Global Sales
William J. Ruehle	67,500	21.4733
Senior Vice President and Chief Financial Officer
Robert E. Switz	11,250	19.7067
Director
Werner F. Wolfen	11,250	19.7067
Director
All current executive officers as a group (7 persons)	3,533,500	22.1096
All current non-employee directors as a group (7 persons)	206,250	28.1600
All employees, including current officers who are not executive officers, as a group	29,191,256	23.0560
      Information regarding the vesting schedules of Mr. McGregor’s options is included in this proxy statement under the heading “Executive Compensation and Other Information — Employment Contracts, Termination of Employment and Change in Control Arrangements.” Information regarding the vesting schedules of Messrs. Dull, Manian, Pease and Ruehle’s option is included in this proxy statement under the heading “Executive Compensation and Other Information — Option/ SAR Grants in Last Year.” Additional information regarding features applicable to all Equity Awards granted to Messrs. Dull, Manian, McGregor, Pease and Ruehle is included in this proxy statement under the heading “Executive Compensation and Other Information — Employment Contracts, Termination of Employment and Change in Control Arrangements.”
      Information regarding the vesting schedules of the automatic options granted to Mr. Farinsky, Ms. Grzelakowski, Ms. Handel and Messrs. Major, Ross, Switz and Wolfen is included in this proxy statement under the heading “Proposal One: Election of Directors — Director Compensation.”

RSUs Awarded Since January 1, 2005
      The following table sets forth, as to our Chief Executive Officer, Chief Technical Officer, the four other most highly compensated executive officers (with base salary and bonus in excess of $100,000) for 2005 and the other individuals and groups indicated, the number of shares of Class A common stock subject to RSUs awarded under the Stock Issuance Program from January 1, 2005 through February 21, 2006. Each RSU will entitle the holder to one share of Class A common stock without payment of any cash consideration when that unit vests.
RESTRICTED STOCK UNIT AWARDS

Number of
Name and Position	Underlying Shares

Scott A. McGregor	424,999
President and Chief Executive Officer (effective January 3, 2005)
Alan E. Ross	3,750
(President and Chief Executive Officer until January 3, 2005)
Henry Samueli, Ph.D.	0
Chairman of the Board and Chief Technical Officer
David A. Dull	19,500
Senior Vice President, Business Affairs, General Counsel and Secretary
George L. Farinsky	3,750
Director
Maureen E. Grzelakowski	25,002
Director
Nancy H. Handel	25,002
Director
John Major	3,750
Director
Vahid Manian	19,500
Senior Vice President, Global Manufacturing Operations
Andrew J. Pease	19,500
Senior Vice President, Global Worldwide Sales
William J. Ruehle	22,500
Senior Vice President and Chief Financial Officer
Robert E. Switz	3,750
Director
Werner F. Wolfen	3,750
Director
All current executive officers as a group (7 persons)	519,499
All current non-employee directors as a group (7 persons)	68,754
All employees, including current officers who are not executive officers, as a group	8,623,258
      Information regarding the vesting schedules for Mr. McGregor’s RSUs is included in this proxy statement under the heading “Executive Compensation and Other Information — Employment Contracts, Termination of Employment and Change in Control Arrangements.”
      The RSUs awarded to each of Messrs. Dull, Manian, Pease and Ruehle were awarded on February 5, 2005, when the fair market value per share of Class A common stock was $21.4733. The RSUs will vest, and the underlying shares of Class A common stock will be concurrently issued, in a series of sixteen quarterly installments upon the holder’s completion of each three month period of service over the four-year period measured from February 5, 2005 through February 5, 2009.
      Information regarding the vesting schedules of the automatic RSUs granted to Mr. Farinsky, Ms. Grzelakowski, Ms. Handel and Messrs. Major, Ross, Switz and Wolfen is included in this proxy statement under the heading “Proposal One: Election of Directors — Director Compensation.”

New Plan Benefits under the Amendment and Restatement
      If this Proposal is approved, pursuant to the revised Director Automatic Grant Program described above each of the non-employee Board members will be automatically awarded on the date of the Annual Meeting (i) an option to purchase 10,000 shares of Common Stock at an exercise price per share equal to the closing selling price per share of our Class A common stock on the NASDAQ National Market on that date and (ii) RSUs covering 5,000 shares of Class A common stock.
General Provisions
      Acceleration. In the event a change in control occurs, each outstanding Equity Award under the Discretionary Grant Program will automatically accelerate in full, unless (i) that award is assumed by the successor corporation or otherwise continued in effect or (ii) the award is replaced with a cash retention program that preserves the spread existing on the unvested shares subject to that Equity Award (the excess of the fair market value of those shares over the exercise or base price in effect for the shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares. In addition, all unvested shares outstanding under the Discretionary Grant and Stock Issuance Programs will immediately vest upon the change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. Each outstanding Equity Award under the Stock Issuance Program will vest as to the number of shares of Class A common stock subject to that award immediately prior to the change in control, unless that Equity Award is assumed by the successor corporation or otherwise continued in effect or replaced with a cash retention program similar to the program described in clause (ii) above.
      The Plan Administrator will have the discretion to structure one or more Equity Awards under the Discretionary Grant and Stock Issuance Programs so that those Equity Awards will vest in full either immediately upon a change in control or in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction, whether or not those Equity Awards are to be assumed or otherwise continued in effect or replaced with a cash retention program. The shares subject to each option grant and RSU award made under the Director Automatic Grant Program will immediately vest upon a change in control transaction.
      A change in control will be deemed to occur upon (i) a shareholder-approved acquisition of Broadcom by merger or consolidation, (ii) a shareholder-approved sale of all or substantially all of Broadcom’s assets or (iii) the successful completion of a tender or exchange offer for securities possessing more than fifty percent (50%) of the total combined voting power of Broadcom’s outstanding securities.
      The acceleration of vesting in the event of a change in the ownership or control of Broadcom may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of Broadcom.
      Shareholder Rights and Option Transferability. The holder of an option or stock appreciation right will have no shareholder rights with respect to the shares subject to that option or stock appreciation right unless and until such person shall have exercised the option or stock appreciation right and become a holder of record of shares of Common Stock distributed upon exercise of such award. Incentive options are not assignable or transferable other than by will or the laws of inheritance following the optionee’s death, and during the optionee’s lifetime, may only be exercised by the optionee. However, non-statutory options and stock appreciation rights may be transferred or assigned during the holder’s lifetime to one or more members of the holder’s family or to a trust established for the benefit of the holder and/or one or more such family members or to the holder’s former spouse, to the extent such transfer is in connection with the holder’s estate plan or pursuant to a domestic relations order.
      A participant will have certain shareholder rights with respect to the shares of Class A common stock issued to him or her under the Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the participant will have the right to vote such shares and to receive any regular cash dividends paid on such shares, but will not have the right to transfer such shares prior to vesting. A participant will not have any shareholder rights with respect to the shares of Class A common stock subject to RSUs or other stock-based award until that award vests and the shares of Class A common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Class A common stock, on outstanding RSUs or other stock-based awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

      Changes in Capitalization. In the event any change is made to the outstanding shares of Class A common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without Broadcom’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1998 Plan, (ii) the maximum number and/or class of securities for which any one person may be granted Equity Awards under the 1998 Plan per calendar year, (iii) the number and/or class of securities for which stock option grants and RSUs are subsequently to be made under the Director Automatic Grant Program to new and continuing non-employee members of the Board, (iv) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding option or stock appreciation right, (v) the number and/or class of securities subject to each outstanding RSU or other stock-based award under the 1998 Plan and the cash consideration (if any) payable per share, (vi) the number and/or class of securities and the exercise price per share in effect under each outstanding option transferred from the Predecessor Plans to the 1998 Plan and (vii) the maximum number and/or class of securities by which the share reserve under the 1998 Plan is to increase automatically each year. Similar adjustments will be made to the number of shares of Class B common stock issuable under the 1998 Plan and the number of shares subject to outstanding stock options for Class B shares and the exercise price per share in effect under those options in the event of any similar changes to the outstanding shares of Class B common stock. All such adjustments will be designed to preclude any dilution or enlargement of benefits under the 1998 Plan and the outstanding Equity Awards thereunder.
      Special Tax Election. The Plan Administrator may provide any or all holders of Equity Awards to utilize either or both of the following methods to satisfy all or part of the federal and state income and employment withholding taxes to which they may become subject in connection with the issuance, exercise or vesting of those Equity Awards:

•	Stock Withholding: The election to have Broadcom withhold, from the shares otherwise issuable upon the issuance, exercise or vesting of such Equity Award, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder and make a cash payment equal to such fair market value directly to the appropriate taxing authorities on such individual’s behalf. The shares so withheld will not reduce the number of shares authorized for issuance under the 1998 Plan.

•	Stock Delivery: The election to deliver to Broadcom certain shares of Class A common stock previously acquired by such holder (other than in connection with the issuance, exercise or vesting that triggered the withholding taxes) with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder. The shares of Class A common stock so delivered shall not be added to the shares of Class A common stock authorized for issuance under the 1998 Plan.
      Similar provisions are also in effect under the 1998 Plan for Class B common stock delivered in payment of the applicable withholding taxes.
      Amendment and Termination. The Board may amend or modify the 1998 Plan at any time, subject to any required shareholder approval. Shareholder approval will be required for any amendment that (i) materially increases the number of shares available for issuance under the 1998 Plan, (ii) materially expands the class of individuals eligible to receive Equity Awards under the 1998 Plan, (iii) materially increases the benefits accruing to optionees and other participants under the 1998 Plan or materially reduces the price at which shares of the Class A common stock may be issued or purchased under the 1998 Plan, (iv) materially extends the term of the 1998 Plan, (v) expands the types of awards available for issuance under the 1998 Plan, or (vi) is otherwise required by applicable law or the requirements of NASDAQ. Unless sooner terminated by the Board, the amended and restated 1998 Plan will terminate on the earliest of (i) February 28, 2014, (ii) the date on which all shares available for issuance under the 1998 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding Equity Awards in connection with certain changes in control or ownership. Should the 1998 Plan terminate on February 28, 2014, all Equity Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those awards.
Federal Income Tax Consequences
      The following discussion summarizes income tax consequences of the 1998 Plan under current federal income tax law and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Section 162(m), as discussed in further detail below. Other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending upon individual circumstances and from locality to locality.
      Option Grants. Options granted under the 1998 Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code, or non-statutory stock options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:
      Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and, if there is no disqualifying disposition at the time of exercise, no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes equal to the excess of the fair market value of the purchased shares at such time over the exercise price paid for those shares.
      The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain dispositions. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition was granted and more than one year after the date the option was exercised for those shares. If either of these two requirements is not satisfied, a disqualifying disposition will result.
      Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or any loss recognized upon the disposition will be taxable as a capital gain or capital loss.
      If the optionee makes a disqualifying disposition of the purchased shares, Broadcom will be entitled to an income tax deduction, for our taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, we will not be entitled to any income tax deduction.
      Non-Statutory Stock Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and Broadcom will be required to collect certain withholding taxes applicable to such income from the optionee.
      Broadcom will be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the optionee with respect to an exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.
      If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase in the event of the optionee’s cessation of service prior to vesting in those shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when Broadcom’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If a timely Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.
      Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and Broadcom will be required to collect certain withholding taxes applicable to such income from the holder.
      Broadcom will be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the holder in connection with the exercise of a stock appreciation right. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the holder.

      Direct Stock Issuances. The holder will recognize ordinary income in the year in which shares are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and Broadcom will be required to collect certain withholding taxes applicable to such income from the holder.
      Broadcom will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the holder.
      RSUs. No taxable income is recognized upon receipt of a RSU award. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and Broadcom will be required to collect certain withholding taxes applicable to such income from the holder.
      Broadcom will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the holder.
Deductibility of Executive Compensation
      We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or the exercise of non-statutory stock options or stock appreciation rights with exercise prices or base prices equal to or greater than the fair market value of the underlying shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers. Accordingly, all compensation deemed paid with respect to those options or stock appreciation rights should remain deductible without limitation under Section 162(m). However, any compensation deemed paid by Broadcom in connection with shares issued under the Stock Issuance Program will be subject to the $1.0 million limitation on deductibility per covered individual, except to the extent the vesting of those shares is based solely on one or more of the performance milestones specified above in the summary of the terms of the Stock Issuance Program.
Accounting Treatment
      Pursuant to the accounting standards established by Statement of Financial Accounting Standards No. 123R, Share-Based Payment, or SFAS 123R, Broadcom is required to recognize all share-based payments, including grants of stock options, RSUs and employee stock purchase rights, in our financial statements effective January 1, 2006. Accordingly, stock options that are granted to our employees and non-employee Board members will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will have to be charged as stock-based compensation expense against our reported earnings over the designated vesting period of the award. Similar option expensing will be required for any unvested options outstanding on January 1, 2006, with the grant date fair value of those unvested options to be expensed against our reported earnings over the remaining vesting period. For shares issuable upon the vesting of RSUs awarded under the 1998 Plan, we will be required to expense over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period. Such accounting treatment for RSUs and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.
      Stock options and stock appreciation rights granted to non-employee consultants will result in a direct charge to our reported earnings based on the fair value of the grant measured on the vesting date of each installment of the underlying shares. Accordingly, such charge will take into account the appreciation in the fair value of the grant over the period between the grant date and the vesting date of each installment comprising that grant.
Required Vote
      The affirmative vote of the holders of common stock representing a majority of the voting power of the outstanding Class A common stock and Class B common stock, voting together as a single class, present or represented by proxy and voting at the Annual Meeting, which shares voting affirmatively must also constitute at least a majority of the voting power required to constitute the Quorum, is required for approval of the amendment and restatement of the 1998 Plan. For the effects of abstentions and broker non-votes on this proposal see, “Information about the Annual Meeting and Voting — What vote is required for each item?” on page 2 of this proxy statement.
      Should such shareholder approval not be obtained, the proposed revisions to the Director Automatic Grant Program will not be implemented. The 1998 Plan will, however, continue in effect, and other Equity Awards will continue to be made under the 1998 Plan until all the shares available for issuance under the 1998 Plan have been issued. The Director Automatic Option Grant Program for the non-employee Board members will continue in effect in accordance with the provisions of that program prior to the revisions summarized in this Proposal. In addition, if shareholder approval is not obtained, the Renewal Awards that would have been made to Messrs. Farinsky and Wolfen on February 28, 2006 and April 22, 2006, respectively, prior to the revision of the Director Automatic Grant Program but which both of them waived contingent upon shareholder approval of the revised program, will be granted on the date of the Annual Meeting. If granted, such Renewal Awards would vest incrementally over a four year period. The exercise price for the stock option component of the Renewal Award will be equal to the fair market value per share of our Class A common stock on the grant date.
Recommendation of the Board of Directors
      The Board of Directors unanimously recommends a vote FOR this Proposal. Unless otherwise instructed, the proxy holders named in each proxy will vote the shares represented thereby FOR the approval of the amendment and restatement of the 1998 Plan as provided in Proposal Four.

PROPOSAL FIVE:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee has appointed the firm of Ernst & Young LLP (“Ernst & Young”), Broadcom’s independent registered public accounting firm during 2005, to serve in the same capacity for the year ending December 31, 2006, and has requested the Board to submit this appointment for ratification by our shareholders at the Annual Meeting.
      A representative of Ernst & Young is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.
Required Vote
      The affirmative vote of the holders of common stock representing a majority of the voting power of the outstanding Class A common stock and Class B common stock, voting together as a single class, present or represented by proxy and voting at the Annual Meeting, which shares voting affirmatively must also constitute at least a majority of the voting power required to constitute the Quorum, is required to ratify the appointment of Ernst & Young. No broker non-votes will exist on this proposal. For the effect of abstentions on this proposal see, “Information about the Annual Meeting and Voting — What vote is required for each item?” on page 2 of this proxy statement.
      In the event that the shareholders do not ratify the selection of Ernst & Young, the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Broadcom and its shareholders.
Recommendation of the Board of Directors
      The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young to serve as Broadcom’s independent registered public accounting firm for the year ending December 31, 2006. Unless otherwise instructed, the proxy holders named in each proxy will vote the shares represented thereby FOR the ratification of the appointment of Ernst & Young.

Fees Paid to Independent Registered Public Accounting Firm
      The following table presents the aggregate fees billed for the indicated services performed by Ernst & Young during 2005 and the year ended December 31, 2004:

	2005	2004

Audit Fees	$2,414,000	$2,596,000
Audit-Related Fees	132,000	250,000
Tax Fees	195,000	254,000
All Other Fees	0	0

Total Fees	$2,741,000	$3,100,000

      Audit Fees. Audit Fees consist of fees billed by Ernst & Young for professional services rendered in connection with the audit of our annual consolidated financial statements for 2005 and 2004, statutory audits required internationally, the review of our internal accounting and reporting controls as required under Section 404 of the Sarbanes-Oxley Act, the review of interim consolidated financial statements included in Broadcom’s Quarterly Reports on Form 10-Q for 2005 and 2004, and other regulatory filings.
      Audit-Related Fees. Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.” Such fees include, among other things, acquisition-related work, non-statutory compliance audits, employee benefit plan audits, and certain consultations concerning financial accounting and reporting standards.
      Tax Fees. Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal, state and international tax returns and related compliance matters.
      All Other Fees. There were no fees billed by Ernst & Young for other services in 2005 or 2004.
      The Audit Committee has determined that all non-audit services provided by Ernst & Young are compatible with maintaining Ernst & Young’s audit independence.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
      Under its charter, the Audit Committee must pre-approve all engagements of Broadcom’s independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. In 2003 the Audit Committee adopted a policy requiring the pre-approval of all services to be provided by our independent registered public accounting firm. Any proposed services exceeding pre-approved cost parameters also require specific pre-approval. The Audit Committee has delegated to its Chairman and, in his absence, to individual members of the Audit Committee, the authority to evaluate and approve service engagements on behalf of the full committee in the event a need arises for specific pre-approval between committee meetings.

OTHER MATTERS
      We know of no other matters that will be presented for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting, it is the intention of the proxy holders to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other business is expressly granted by the completion of the enclosed proxy card, voting instruction form or Email Notice. The proxy holders shall vote at their discretion on any procedural matters that may come before the meeting.
OWNERSHIP OF SECURITIES
      The following table sets forth certain information known to Broadcom with respect to the beneficial ownership of our common stock as of February 21, 2006 by (i) all persons known to Broadcom to beneficially own five percent (5%) or more of either class of our common stock, (ii) each director and each nominee for director, (iii) the executive officers named in the “Summary Compensation Table” of the “Executive Compensation and Other Information” section of this proxy statement, and (iv) all current directors and executive officers as a group:

	Shares Beneficially Owned(1)				Percentage
					of Total
	Class A	Class B	Class A		Voting
Beneficial Owner	Common Stock	Common Stock	Percent(2)		Power(1)(2)

Directors and Named Executive Officers
David A. Dull(3)	835,739	249,544	*	%	*	%
George L. Farinsky(4)	147,750	0	*		*
Maureen E. Grzelakowski(5)	75,000	0	*		*
Nancy H. Handel(6)	75,000	0	*		*
John Major(7)	72,750	0	*		*
Vahid Manian(8)	305,453	38,649	*		*
Scott A. McGregor(9)	490,389	0	*		*
Andrew J. Pease(10)	65,205	0	*		*
Alan E. Ross(11)	60,102	0	*		*
William J. Ruehle(12)	1,826,183	729,897	*		*
Henry Samueli, Ph.D.(13)	750,006	37,195,597	7.55		30.12
Robert E. Switz(14)	110,250	0	*		*
Werner F. Wolfen(15)	206,250	240,107	*		*
All current directors and executive officers as a group (14 persons)(16)	5,049,521	38,453,794	8.56		31.26
5% Holders Not Listed Above
The AXA Group(17)	75,551,797	0	16.26		6.11
Nicholas Family Trust(18)	0	37,097,364	7.39		30.00

   *Less than one percent.

(1)	Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons listed have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. In some instances, the beneficially owned shares include unvested shares subject to currently exercisable options. If unvested shares are in fact purchased under those options, Broadcom will have the right to repurchase those shares, at the exercise price paid per share, should the optionee’s service terminate prior to vesting in those shares.

(2)	The percentage of shares beneficially owned is based on 464,661,684 shares of Class A common stock outstanding as of February 21, 2006. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days after February 21, 2006 and shares of common stock subject to RSUs that will vest and be issued within 60 days after February 21, 2006 are deemed to be outstanding and beneficially owned by the person holding such options or RSUs for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. On February 21, 2006 there were 77,188,402 shares of Class B common stock outstanding. Each share of Class B common stock is immediately convertible into one share of Class A common stock. Accordingly, for the purpose of computing the percentage of Class A shares beneficially owned by each person who holds Class B common stock, each share of Class B common stock is deemed to have been converted into a share of Class A common stock, but such shares of Class B common stock are not deemed to have been converted into Class A common stock for the purpose of computing the percentage ownership of any other person.

Holders of Class A common stock are entitled to one vote per share and holders of Class B common stock are entitled to ten votes per share. Holders of common stock vote together as a single class on all matters submitted to a vote of shareholders, except (i) as otherwise required by law; and (ii) in the case of a proposed issuance of additional shares of Class B common stock, which issuance requires the affirmative vote of the holders of the majority of the outstanding shares of Class B common stock voting separately as a class, unless such issuance is approved by at least two-thirds of the members of the Board then in office.

(3)	Includes 12,024 shares of Class B common stock held by Mr. Dull as custodian for his children. Also includes (i) 786,560 shares of Class A common stock; and (ii) 61,866 shares of Class B common stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 21, 2006.

(4)	Includes (i) 1,500 shares of Class A common stock held by a family trust as to which shares Mr. Farinsky, as co-trustee of such trust, shares voting and dispositive power; and (ii) 146,250 shares of Class A common stock issuable upon exercise of options held by such family trust that are currently exercisable.

(5)	Includes 75,000 shares of Class A common stock issuable upon exercise of options that are currently exercisable.

(6)	Includes 75,000 shares of Class A common stock issuable upon exercise of options that are currently exercisable.

(7)	Includes 71,250 shares of Class A common stock issuable upon exercise of options that are currently exercisable.

(8)	Includes 750 shares of Class A common stock held by Mr. Manian as custodian for his children. Also includes 227,743 shares of Class A common stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 21, 2006.

(9)	Includes 431,978 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days after February 21, 2006.

(10)	Includes 63,299 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days after February 21, 2006.

(11)	Includes 48,750 shares of Class A common stock that are currently exercisable.

(12)	Includes 1,125 shares of Class B common stock held by Mr. Ruehle as custodian for his grandchildren. Also includes (i) 1,804,060 shares of Class A common stock; and (ii) 375,000 shares of Class B common stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after February 21, 2006.

(13)	Includes (i) 1,850,473 shares of Class B common stock owned by HS Management, L.P., which is beneficially owned by Dr. Samueli; (ii) 5,426,725 shares of Class B common stock beneficially owned by Dr. Samueli and his spouse, as co-trustees and co-beneficiaries of SHILOH Trust; (iii) 24,989,602 shares of Class B common stock held by HS Portfolio L.P., which is beneficially owned by Dr. Samueli; (iv) 1,762,500 shares of Class B common stock held by HS Portfolio II, L.P., which is beneficially owned by Dr. Samueli; and (v) 3,166,297 shares of Class B common stock held by H&S Investments I, L.P., which is beneficially owned by Dr. Samueli. Dr. Samueli disclaims beneficial ownership of the shares held by HS Management, L.P. and HS Portfolio L.P., except to the extent of his pecuniary interest therein. Also includes 750,000 shares of Class A common stock issuable upon exercise of options that are currently exercisable and 6 shares of Class A common stock that are directly held by Dr. Samueli. The address for Dr. Samueli is 16215 Alton Parkway, Irvine, California 92618-3616.

(14)	Includes 108,750 shares of Class A common stock issuable upon exercise of options that are currently exercisable.

(15)	Includes (i) 210,106 shares of Class B common stock held by a family trust as to which shares Mr. Wolfen, as co-trustee of such trust, shares voting and dispositive power; and (ii) 30,001 shares of Class B common stock owned by the Lawrence P. Wolfen Testamentary Trust, of which Mr. Wolfen serves as trustee and as to which Mr. Wolfen disclaims beneficial ownership. Also includes 206,250 shares of Class A common stock issuable upon exercise of options that are currently exercisable.

(16)	Includes (i) 4,822,383 shares of Class A common stock; and (ii) 436,866 shares of Class B common stock issuable upon exercise of options held by the current directors and executive officers as a group that are currently exercisable or will become exercisable within 60 days after February 21, 2006.

(17)	The information provided with respect to the AXA Group holdings is based on their SEC filings. These filings contain information as of December 31, 2005 and may not reflect current holdings of our Class A common stock.

According to a Schedule 13G filed with the SEC on February 14, 2006 by (i) AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the “Mutuelles AXA”), (ii) AXA, and (iii) AXA Financial, Inc. (“AXA Financial”). Mutuelles AXA controls AXA, which is the parent holding company of AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) and of AXA Financial, which is the parent holding company of Alliance Capital Management L.P. (“Alliance”), an investment adviser, and AXA Equitable Life Insurance Company (“Equitable”), an insurance company and an investment adviser. Includes 73,285,743 shares held by Alliance on behalf of client discretionary investment advisory accounts, as to which Alliance has sole power to dispose of 73,212,435 shares and shared power to dispose of 73,308 shares, and sole power to vote 48,880,026 shares and shared power to vote 230,830 shares. Also includes: (a) 1,522,936 shares held by Equitable (with sole power to dispose of all such shares and to vote 640,333 shares); and (b) 743,118 shares held by AXA Rosenberg (with sole power to dispose of all such shares and to vote 407,330 shares). The addresses are: Mutuelles AXA — 26, rue Drouot, 75009 Paris, France; AXA — 25, avenue Matignon, 75008 Paris, France; and AXA Financial — 1290 Avenue of the Americas, New York, New York 10104.

(19)	Includes (i) 37,095,294 shares of Class B common stock held by Dr. Nicholas and his spouse, as co-trustees and co- beneficiaries of the Nicholas Family Trust, and (ii) 2,070 shares of Class B common stock held by Dr. Nicholas as custodian for his children. The address for Dr. Nicholas is 15 Enterprise, Aliso Viejo, California 92656.
Section 16(a) Beneficial Ownership Reporting Compliance
      The members of our Board, our executive officers and persons who beneficially own more than 10% of Broadcom’s outstanding common stock are subject to the requirements of Section 16(a) of the Exchange Act, which requires them to file reports with the SEC with respect to their ownership and changes in their ownership of the Class A common stock and other derivative Broadcom securities. Based upon (i) the copies of Section 16(a) reports that we received from such persons for their transactions in 2005 in the common stock and their common stock holdings, and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for 2005, we believe that all reporting requirements under Section 16(a) for such year were met in a timely manner by our directors, executive officers and beneficial owners of greater than 10% of our common stock.

EQUITY COMPENSATION PLAN INFORMATION
      The following table provides information as of December 31, 2005 with respect to shares of our common stock that may be issued under our existing equity compensation plans. The table does not include information with respect to shares of our common stock subject to outstanding options granted under equity compensation plans or option agreements that were assumed by us in connection with our acquisitions of the companies that originally granted those options. However, Footnote (7) to the table sets forth the total number of shares of our common stock issuable upon the exercise of those assumed options as of December 31, 2005, and the weighted average exercise price of those options. Except for the adjustments described in Footnote (7) with respect to the outstanding assumed options, no additional options may be granted under those assumed plans.

		A		B		C

						Number of Shares of
						Common Stock
		Number of Shares of				Remaining Available
		Common Stock to be				for Future Issuance
		Issued upon Exercise		Weighted-Average		under Equity
		of Outstanding		Exercise Price of		Compensation Plans
	Class of	Options, Warrants		Outstanding Options,		(Excluding Securities
Plan Category	Common Stock	and Rights		Warrants and Rights		Reflected in Column A)

Equity Compensation Plans Approved by Shareholders(1)	Class A	141,252,332	(2)	$19.93	(3)	60,414,536	(4)(5)
	Class B	4,050,548		1.01		0
Equity Compensation Plans Not Approved by Shareholders(6)	Class A	368,346		10.61		0

Total(7)	Class A	141,620,678		19.90		60,414,536
Total(7)	Class B	4,050,548		1.01		0

(1)	Consists of the 1998 Plan, as amended and restated, and Broadcom’s 1998 Employee Stock Purchase Plan, as amended and restated (the “Purchase Plan”).

(2)	Includes 6,980,796 shares of Class A common stock subject to RSUs that will entitle each holder to one share of Class A common stock for each such unit that vests over the holder’s period of continued service. Excludes purchase rights accruing under the Purchase Plan. Under the Purchase Plan, each eligible employee may purchase up to 9,000 shares of Class A common stock at each semi-annual purchase date (the last business day of April and October each year), but not more than $25,000 worth of such stock (determined on the basis of the fair market value per share on the date or dates such rights are granted) per calendar year his or her purchase right remains outstanding. The purchase price payable per share will be equal to eighty-five percent (85%) of the lower of (i) the closing selling price per share of Class A common stock on the employee’s entry date into the two-year offering period in which that semi-annual purchase date occurs and (ii) the closing selling price per share of Class A common stock on the semi-annual purchase date.

(3)	Calculated without taking into account 6,980,796 shares of Class A common stock subject to outstanding RSUs that will become issuable as those units vest, without any cash consideration or other payment required for such shares.

(4)	Includes shares of Class A common stock available for future issuance under the 1998 Plan and the Purchase Plan. As of December 31, 2005, 55,670,622 shares of Class A common stock were available for issuance under the 1998 Plan. Shares reserved for issuance under the 1998 Plan may be issued upon the exercise of stock options or stock appreciation rights, through direct stock issuances or pursuant to restricted stock awards or RSUs that vest upon the attainment of prescribed performance milestones or the completion of designated service periods. For further information concerning the 1998 Plan, see Proposal Four. As of December 31, 2005, 4,743,913 shares of Class A common stock were available for issuance under the Purchase Plan.

(5)	Both the 1998 Plan and the Purchase Plan contain annual automatic share renewal provisions. Accordingly, the number of shares of Class A common stock reserved for issuance under the 1998 Plan will automatically increase on the first trading day of January each calendar year by an amount equal to four and one-half percent (4.5%) of the total number of shares of Class A common stock and Class B common stock outstanding on the last trading day of the immediately preceding calendar year, but in no event will any such annual increase exceed 37,500,000 shares. The share reserve under the Purchase Plan will automatically increase on the first trading day of January each calendar year by an amount equal to one percent (1%) of the total number of shares of Class A common stock and Class B common stock outstanding on the last trading day of the immediately preceding calendar year, but in no event will any such annual increase exceed 4,500,000 shares.

(6)	Consists solely of the 1999 Special Stock Option Plan, as amended and restated (the “Special Plan”), described below. Options under the Special Plan cannot be granted to directors or executive officers. By resolution adopted February 23, 2005, the Board decided not to grant any additional stock options under the Special Plan. This resolution also granted the plan administrator continued authority to make any changes to the terms and provisions of the options currently outstanding under the Special Plan at any time which the plan administrator may deem appropriate.

(7)	The table does not include information with respect to equity compensation plans or option agreements that were assumed by us in connection with our acquisitions of the companies that originally established those plans or agreements. As of December 31, 2005, 3,376,548 shares of Class A common stock and 148,545 shares of Class B common stock were issuable upon exercise of outstanding options under those assumed plans. The weighted average exercise price of the outstanding options to acquire shares of Class A common stock is $5.19 per share and the weighted average exercise price of the outstanding options to acquire shares of Class B common stock is $3.11 per share. No additional options may be granted under any of those assumed plans.

The 1999 Special Stock Option Plan
      The Special Plan was implemented by the Board in October 1999. The Special Plan is a non-shareholder approved plan under which options have been granted to employees of the company (and any parent or subsidiary) who are neither Broadcom executive officers nor directors at the time of grant. The Board authorized 1,500,000 shares of Class A common stock for issuance under the Special Plan.
      In February 2005 the Board adopted a resolution to reduce the share reserve under the Special Plan to the number of shares needed to cover the currently outstanding options under that plan. Accordingly, no additional stock option grants are to be made under the Special Plan, and to the extent any of the currently outstanding options under the 1999 Plan terminate or expire unexercised, the shares of Class A common stock subject to those options will not be available for reissuance under the Special Plan. The Equity Award Committee, as plan administrator, is authorized to make revisions or modifications to the terms and provisions (including the exercise price) of any option currently outstanding under the Special Plan as it may deem appropriate from time to time, and such revisions or modifications will not be deemed to constitute the termination or expiration of those options and the grant of new options for purposes of the foregoing prohibition against future option grants under the Special Plan.
      Existing option grants under the Special Plan may have an exercise price per share greater than, equal to or less than the fair market value per share of Class A common stock on the grant date. No option granted under the Special Plan has a term in excess of ten years, and each will be subject to earlier termination within a specified period following the optionee’s cessation of service with Broadcom (and any parent or subsidiary). Each granted option vests in one or more installments over the optionee’s period of service. However, the options will vest on an accelerated basis in the event Broadcom is acquired and those options are not assumed, replaced or otherwise continued in effect by the acquiring entity. All options granted under the Special Plan were granted as non-statutory stock options under the federal tax laws.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Elected Officers
      The following table sets forth certain information regarding our executive officers and other elected officers as of February 28, 2006:

Name	Age	Positions with Broadcom

Executive Officers
David A. Dull	57	Senior Vice President, Business Affairs, General Counsel and Secretary
Bruce E. Kiddoo	45	Vice President and Corporate Controller
Scott A. McGregor	49	President, Chief Executive Officer and Director
Vahid Manian	45	Senior Vice President, Global Manufacturing Operations
Andrew J. Pease	55	Senior Vice President, Global Sales
William J. Ruehle	63	Senior Vice President and Chief Financial Officer
Henry Samueli, Ph.D.	51	Chairman of the Board and Chief Technical Officer
Other Elected Officers
Yossi Cohen	41	Senior Vice President & General Manager, Mobile Platforms Group
Dianne Dyer-Bruggeman	56	Senior Vice President, Global Human Resources
Edward H. Frank, Ph.D.	49	Vice President, Research & Development
Neil Y. Kim	47	Senior Vice President, Central Engineering
Thomas F. Lagatta	48	Senior Vice President & General Manager, Enterprise Computing Group
Daniel A. Marotta	45	Senior Vice President & General Manager, Broadband Communications Group
Robert A. Rango	48	Senior Vice President & General Manager, Wireless Connectivity Group
Ford G. Tamer, Ph.D.	44	Senior Vice President & General Manager, Networking Infrastructure Group
Kenneth E. Venner	43	Senior Vice President and Chief Information Officer
      The following is a brief description of the business experience and educational background of each of our executive officers and other elected officers, including the capacities in which each has served during the past five years. The descriptions for Mr. McGregor and Dr. Samueli appear earlier in this proxy statement under the section entitled “Proposal One: Election of Directors.”

Executive Officers
      David A. Dull joined Broadcom as Vice President of Business Affairs and General Counsel in March 1998 and was elected Secretary in April 1998. He became Senior Vice President, Business Affairs, General Counsel and Secretary in April 2005. He also serves as a director and officer of certain Broadcom subsidiaries. From 1985 until 1998 Mr. Dull was a Partner in the law firm of Irell & Manella LLP, where as a business lawyer he represented a number of public and private companies and individuals in the entertainment and high technology industries, including Broadcom. Irell & Manella LLP has represented and continues to represent Broadcom in various transactional and litigation matters. Mr. Dull received a B.A. in American Studies and a J.D. from Yale University.
      Bruce E. Kiddoo joined Broadcom as Controller of the Broadband Communications Business Unit in December 1999. In July 2002 he was elected Corporate Controller and Principal Accounting Officer, and in January 2003 he was elected a Vice President. He also serves as director and officer of certain Broadcom subsidiaries. Prior to joining Broadcom, Mr. Kiddoo held various senior financial management positions for over five years at LSI Logic Corporation, a semiconductor manufacturer. Before joining LSI Logic, Mr. Kiddoo held various financial positions at IBM and in the United States Navy. Mr. Kiddoo received a B.S. in Applied Science from the United States Naval Academy and an M.B.A. from the College of William and Mary.
      Vahid Manian joined Broadcom in January 1996 as Director of Operations and became Vice President of Manufacturing Operations in December 1997. He became Senior Vice President, Global Manufacturing Operations in April 2005. He also serves as a director and officer of certain Broadcom subsidiaries. Prior to joining Broadcom, Mr. Manian served in a number of positions for approximately 12 years at Silicon Systems, Inc., a semiconductor manufacturer, including over six years as Director of Operations. At Silicon Systems he led the implementation, production ramp and qualification of advanced PRML-read channel integrated circuits. Mr. Manian received a B.S.E.E. and an M.B.A. from the University of California, Irvine.
      Andrew J. Pease joined Broadcom in July 2003 as Vice President of Worldwide Sales. He became Senior Vice President, Global Sales in April 2005. He also serves as a director and officer of certain Broadcom subsidiaries. Previously, Mr. Pease was Vice President of Sales at Syntricity, Inc., a provider of web-native software and services for semiconductor yield improvement from March 2000 to July 2003. Before joining Syntricity, from 1997 until 1999 he served as Vice President of Sales at Vantis Corp., a programmable logic company and former subsidiary of Advanced Micro Devices, Inc., a semiconductor manufacturer. Previously, Mr. Pease served in a number of sales positions for approximately 12 years at Advanced Micro Devices, where his last position was Group Director, Worldwide Headquarters Sales and Operations. Mr. Pease received a B.S. in Operational Analysis from the United States Naval Academy and an M.S. in Computer Science from the Naval Postgraduate School.
      William J. Ruehle joined Broadcom as Vice President and Chief Financial Officer in June 1997. He became Senior Vice President and Chief Financial Officer in April 2005. He also serves as a director and officer of certain Broadcom subsidiaries. Previously, Mr. Ruehle served as Executive Vice President and Chief Financial Officer of Bay Networks, Inc., a networking communications company, from 1994 to 1997. From 1987 to 1994 he served as Vice President and Chief Financial Officer of SynOptics Communications, Inc., one of the two companies that merged to form Bay Networks. Mr. Ruehle received a B.A. in Economics from Allegheny College and an M.B.A. from Harvard Business School.

Other Elected Officers
      Yossi Cohen joined Broadcom in December 1997 and became Senior Vice President & General Manager of Mobile Platforms, in October 2005. Mobile Platforms became a business group in January 2006 and Mr. Cohen now serves as Senior Vice President & General Manager of such group. Previously, from December 1997 to October 2005 Mr. Cohen managed a number of successful businesses at Broadcom, most recently as Vice President & General Manger of Broadcom’s Bluetooth products and earlier as the Executive Director of Marketing for Broadcom’s Gigabit Controller business unit. Prior to joining Broadcom, Mr. Cohen held various management positions at National Semiconductor, including Director of Product Management of the Networking Business Unit. He holds a B.S.E.E. from Technion — Israel Institute of Technology in Israel.
      Dianne Dyer-Bruggeman joined Broadcom in April 2004 as Vice President of Human Resources. She became Senior Vice President, Global Human Resources in April 2005. Previously, from 1995 to April 2004 Ms. Dyer-Bruggeman served as Vice President of Human Resources at The Titan Corporation, a developer and systems integrator for the Department of Defense, the Department of Homeland Security, and intelligence and other government agencies. Ms. Dyer-Bruggeman received a B.A. in Language and Education from Ithaca College.
      Edward H. Frank, Ph.D. joined Broadcom as Senior Director of Engineering of Home & Wireless Networking in May 1999 following Broadcom’s acquisition of Epigram, Inc., a developer of advanced semiconductor products for high-speed home networking. In March 2003 Dr. Frank was elected Vice President, Research & Development. Dr. Frank was a co-founder and Executive Vice President of Epigram from 1996 to 1999. From 1993 to 1996 he was a co-founder and Vice President Engineering of NeTpower Inc., a computer workstation manufacturer. From 1988 to 1993 he was a Distinguished Engineer at Sun Microsystems, Inc., where he co-architected several generations of Sun SPARCstations and was a principal member of Sun’s Green Project, which developed the precursor to the Javatm cross-platform web programming language. Dr. Frank received a B.S.E.E. and an M.S.E.E. from Stanford University and a Ph.D. in Computer Science from Carnegie Mellon University. Dr. Frank is a named inventor in 38 U.S. patents and is a Trustee of Carnegie Mellon University.
      Neil Y. Kim joined Broadcom as Director of Engineering in January 2000 and became Vice President of Central Engineering in October 2001. He became Senior Vice President, Central Engineering in April 2005. Prior to joining Broadcom, from 1993 to 2000 Mr. Kim held a series of progressively senior technical and management positions at Western Digital Corporation, a data storage manufacturer, where his last position was Vice President of Engineering. Mr. Kim received a B.S.E.E. from the University of California, Berkeley.
      Thomas F. Lagatta joined Broadcom in May 2002 and became Vice President and General Manager of the Client Server Networking Business Unit in July 2002. In September 2003 Mr. Lagatta was elected Group Vice President, Enterprise Computing Group. He became Senior Vice President & General Manager, Enterprise Computing Group in

April 2005. He also serves as a director and officer of certain Broadcom subsidiaries. Previously, from August 1999 to February 2002 Mr. Lagatta served as Vice President and General Manager of Anadigics, Inc., a semiconductor manufacturer, where he led the Fiber Communications Products Business Unit. Before joining Anadigics, from 1998 to July 1999, Mr. Lagatta served as Vice President of Business Development at Avnet, Inc., an electronic component manufacturer. Prior to Avnet, Mr. Lagatta served in various senior management and technical positions for more than 11 years at Symbios Logic, a storage systems company. Mr. Lagatta received a B.S.E.E. from Ohio State University and an M.S.E.E. from the University of Southern California.
      Daniel A. Marotta joined Broadcom in October 2002 and became Vice President and General Manager of the Broadband Communications Business Unit in January 2003. In September 2003 Mr. Marotta was elected Group Vice President, Broadband Communications Group. He became Senior Vice President & General Manager, Broadband Communications Group in April 2005. He also serves as a director and officer of certain Broadcom subsidiaries. Previously, from March 1999 to April 2002 Mr. Marotta served in various senior management positions in the Digital Information Division at Conexant Systems, Inc., a semiconductor manufacturer, the most recent of which was Senior Vice President and General Manager. In May 2002 Mr. Marotta was promoted to Chief Operating Officer of the Broadband Communications Segment at Conexant. Prior to joining Conexant, from 1996 to 1999 Mr. Marotta served as Director of Engineering at Brooktree Corporation, a semiconductor manufacturer, and later as Vice President of Engineering at Rockwell Semiconductor Systems, after Rockwell Semiconductor acquired Brooktree in 1996. Mr. Marotta received a B.S.E.E. from the State University of New York at Buffalo.
      Robert A. Rango joined Broadcom in March 2002 and became Vice President & General Manager of the Network Infrastructure Business Unit in October 2002. In September 2003 Mr. Rango was elected Group Vice President, Mobile & Wireless Group. In January 2006, the Mobile & Wireless Group was split into two business groups, and Mr. Rango became Senior Vice President & General Manager, Wireless Connectivity Group. He also serves as a director and officer of certain Broadcom subsidiaries. Previously, from 1995 to 2002 Mr. Rango held several Vice President and General Manager positions at Lucent Microelectronics, a networking communications company, and Agere Systems, a semiconductor manufacturer, in its Optical Access, New Business Initiatives and Modem/ Multimedia Divisions. Previously, Mr. Rango held various positions with AT&T Bell Labs for over ten years. Mr. Rango received a B.S.E.E. from the State University of New York at Stony Brook and an M.S.E.E. from Cornell University.
      Ford G. Tamer, Ph.D. joined Broadcom in June 2002 and became Vice President and General Manager of the Switch and Security Business Unit in July 2002. In September 2003 Dr. Tamer was elected Group Vice President, Networking Infrastructure Group. He became Senior Vice President & General Manager, Networking Infrastructure Group in April 2005. He also serves as a director and officer of certain Broadcom subsidiaries. Previously, from 1998 to 2002 Dr. Tamer co-founded and served as the President and Chief Executive Officer of Agere, Inc., a semiconductor manufacturer, until it was acquired by Lucent Microelectronics, a networking communications company. Following the acquisition, he served as Vice President, Processing, Aggregation and Switching of Lucent’s Agere Systems business unit. Prior to founding Agere, he was part of the founding executive teams at Dazel Corporation (which was acquired by Hewlett Packard) and MegaKnowledge (which was acquired by IntelliCorp). Dr. Tamer received an M.S. and a Ph.D. in Engineering from the Massachusetts Institute of Technology.
      Kenneth E. Venner joined Broadcom as Chief Information Officer in August 2000. In February 2002 he was elected a Vice President. He became Senior Vice President & Chief Information Officer in April 2005. Previously, Mr. Venner was Vice President of Product Management and Chief Information Officer of Rockwell Electronic Commerce from 1997 to August 2000. Prior to that, Mr. Venner held a number of information sciences/ information technology management positions for over 11 years at Lucent Technologies/ AT&T Bell Laboratories. Mr. Venner received a B.E. from the Stevens Institute of Technology, an M.E. from Carnegie Mellon University and an M.B.A. from New Hampshire College.

Summary of Cash and Certain Other Compensation
      The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to Broadcom and its subsidiaries for the years ended December 31, 2003, 2004 and 2005 by the Chief Executive Officer and each of the four other most highly compensated executive officers whose aggregate salary and bonus earned in 2005 were in excess of $100,000. The table also includes Dr. Samueli, who serves as the Chairman of the Board and Chief Technical Officer. The listed individuals are referred to in this proxy statement as the “Named Executive Officers.” No executive officer who would have been included in the table based on his or her salary and bonus for 2005 has been excluded by reason of his or her termination of employment or change in executive officer status.
SUMMARY COMPENSATION TABLE

							Long Term
							Compensation Awards
		Annual Compensation
							Restricted		Securities
					Other Annual		Stock		Underlying
Name and Principal Positions	Year	Salary($)(1)		Bonus($)	Compensation($)		Awards($)		Options(#)

Scott A. McGregor	2005	$600,000		$431,425	$264,632	(2)	$6,393,900	(3)	3,000,000
President and Chief Executive Officer (effective January 3, 2005)
Alan E. Ross	2005	2,000		0	32,012	(4)	0	(5)	0	(5)
President and Chief Executive Officer	2004	524,000		250,000	443,115	(6)	2,724,000	(7)	375,000
(during 2003, 2004 and until	2003	522,000		250,000	173,729	(8)	0		375,000
January 3, 2005)
Henry Samueli, Ph.D.	2005	1	(9)	0	0		0		0
Chairman of the Board	2004	1	(9)	0	0		0		0
and Chief Technical Officer	2003	1	(9)	0	0		0		0
David A. Dull	2005	244,885		150,800	0		418,730	(10)	58,500
Senior Vice President, Business Affairs,	2004	175,310		55,000	0		0		0
General Counsel and Secretary	2003	149,194		0	0		0		543,750	(11)
Vahid Manian	2005	245,250		155,000	0		418,730	(10)	58,500
Senior Vice President, Global	2004	184,423		55,000	0		0		0
Manufacturing Operations	2003	143,923		0	0		0		456,250	(12)
Andrew J. Pease(13)	2005	244,885		185,000	0		418,730	(10)	58,500
Senior Vice President of Global Sales	2004	178,269		95,000	0		0		0
	2003	74,539		40,000	0		0		465,000
William J. Ruehle	2005	254,154		150,800			483,150	(14)	67,500
Senior Vice President and	2004	175,310		60,000	0		0		0
Chief Financial Officer	2003	149,194		0	0		0		353,125	(15)

(1)	Includes amounts deferred under Broadcom’s tax-qualified employee savings plan under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”).

(2)	Includes (i) $155,921 paid to Mr. McGregor for relocation expenses, (ii) $108,081 of tax reimbursement for income realized upon payment of such relocation expenses, and (iii) $630 of income attributable to life insurance coverage paid by Broadcom.

(3)	Represents RSUs for 300,000 shares of Class A common stock that had a fair market value of $21.3133 per share when those units were awarded on January 3, 2005. On December 31, 2005 Mr. McGregor held 216,665 unvested RSUs. On December 31, 2005 the fair market value per share of our Class A common stock was $31.4333. Accordingly, the value of the shares underlying Mr. McGregor’s unvested RSUs on December 31, 2005 was $6,810,496. Such shares will vest and become issuable in a series of quarterly installments over the three-year period of service measured from the award date.

(4)	Includes (i) $21,399 paid to Mr. Ross for certain transitional benefits, including expenses related to temporary housing, a rental car and health insurance coverage, (ii) $10,280 of tax reimbursement for income realized upon payment of such transitional benefits, and (iii) $333 of income attributable to life insurance coverage paid by Broadcom.

(5)	Excludes RSUs and stock options granted to Mr. Ross in April 2005 in his capacity as a non-employee Board member.

(6)	Includes (i) $225,143 paid to Mr. Ross as reimbursement for Broadcom’s use of his private airplane, (ii) $70,578 paid to Mr. Ross for housing and travel expenses, (iii) $142,060 of tax reimbursement for income realized upon payment of the amounts reported in (i) and (ii) above, and (iv) $5,334 of income attributable to life insurance coverage paid by Broadcom.

(7)	Represents RSUs for 150,000 shares of Class A common stock that had a fair market value of $18.16 per share when those units were awarded on September 9, 2004. On December 31, 2004 Mr. Ross’ held 141,666 unvested RSUs. On December 31, 2004 the fair market value per share of our Class A common stock was $21.52. Accordingly, the value of the shares underlying Mr. Ross’ unvested RSUs on December 31, 2004 was $3,048,652. Pursuant to the terms of Mr. Ross’ RSU award agreement, the unvested portion of all Mr. Ross’ RSUs vested in full upon the election of Mr. McGregor as Chief Executive Officer in January 2005.

(8)	Includes (i) $74,672 paid to Mr. Ross as reimbursement for Broadcom’s use of his private airplane, (ii) $38,940 paid to Mr. Ross for housing and travel expenses, (iii) $54,578 of tax reimbursement for income realized upon payment of the amounts reported in (i) and (ii) above, and (iv) $5,539 of income attributable to life insurance coverage paid by Broadcom.

(9)	In November 2002 Dr. Samueli voluntarily reduced his annual salary to $1.00 per year.

(10)	Represents RSUs for 19,500 shares of Class A common stock that had a fair market value of $21.4733 per share when those units were awarded on February 5, 2005. On December 31, 2005 Messrs. Dull, Manian and Pease each held 15,846 unvested RSUs. Accordingly, the value of the shares underlying the unvested RSUs on December 31, 2005 (when the fair market value per share of our Class A common stock was $31.4333) was $498,092 for each of Messrs. Dull, Manian and Pease. Such shares will vest and become issuable in quarterly installments over the four-year period of service measured from the award date.

(11)	Includes replacement options to purchase 243,750 shares of Class A common stock granted on November 10, 2003 in exchange for an equal number of unvested options with a higher exercise price that were surrendered and cancelled on May 5, 2003 in connection with the 2003 Option Exchange Program.

(12)	Includes replacement options to purchase 306,250 shares of Class A common stock granted on November 10, 2003 in exchange for an equal number of unvested options with a higher exercise price that were surrendered and cancelled on May 5, 2003 in connection with the 2003 Option Exchange Program.

(13)	Mr. Pease commenced employment with Broadcom in July 2003.

(14)	Represents RSUs for 22,500 shares of Class A common stock that had a fair market value of $21.4733 per share when those units were awarded on February 5, 2005. On December 31, 2005 Mr. Ruehle held 18,283 unvested RSUs. Accordingly, the value of the shares underlying the unvested RSUs on December 31, 2005 (when the fair market value per share of our Class A common stock was $31.4333) was $574,695. Such shares will vest and become issuable in quarterly installments over the four-year period of service measured from the award date.

(15)	Includes replacement options to purchase 203,125 shares of Class A common stock granted on November 10, 2003 in exchange for an equal number of unvested options with a higher exercise price that were surrendered and cancelled on May 5, 2003 in connection with the 2003 Option Exchange Program.
Personal Benefits
      Broadcom does not provide executive officers with separate dining or other facilities, and executive officers are reimbursed for travel and other customary business expenses in accordance with the same policies that apply to all Broadcom employees. Benefits under our health care and other insurance programs, the Purchase Plan and the 401(k) Plan are the same for all eligible employees, including officers. Broadcom does not offer a pension plan.
      It is not the practice of Broadcom to provide its executive officers with any meaningful perquisites. We have, however, on occasion provided one or more executive officers with reimbursement for relocation and travel expenses, together with a tax gross-up payment to offset the resulting tax liability. During 2003 and 2004 we reimbursed Mr. Ross for the use of his private airplane in connection with company business travel, as well as for housing and travel expenses and in 2005 reimbursed him for temporary housing, a rental car, and transitional health insurance coverage. Mr. Ross was also paid for taxes on income realized upon payment of the foregoing. During 2005 we reimbursed Mr. McGregor for relocation, housing and travel expenses, plus a related tax payment, pursuant to the terms of his employment agreement.
      We incur expenses to ensure that our employees, including executives officers, are accessible to the company at all times and to promote our commitment to enabling our employees and executives to operate “around the clock” in a “virtual office” environment. Consistent with these business policies and practices, we provide cellular telephones, laptop computers, PDAs and related communications services to many employees (including executive officers) and expect that those employees will use those devices “on the go” to maintain unfettered communication with and a high level of service to Broadcom, our employees, customers, suppliers, partners and others. We also provide and support off-site (e.g., home) broadband access, computer networking equipment, and related services to ensure employees’ uninterrupted availability, communications and service. While we believe that the costs we incur in ensuring constant access to employees and executive officers are appropriate and necessary business expenses, we also recognize that they may receive incidental personal benefits from Broadcom’s investment in “24/7” connectivity. Since the same benefit is provided to many employees, we do not attempt to quantify or seek reimbursement for such incidental personal benefits to our executive officers and do not consider such benefits to be perquisites.
      We also incur some of the same expenses listed above for certain members of our Board to enhance secure communication between such directors and the company.

Option/ SAR Grants in Last Year
      The following table provides information, with respect to the Named Executive Officers, concerning stock options granted during 2005. All grants were options to purchase shares of Class A common stock and were made under the 1998 Plan. No stock appreciation rights were granted to any of the Named Executive Officers during 2005. The following table excludes information regarding the grant of options to Mr. Ross in 2005, which were granted to him in his capacity as a non-management director. See “Proposal One: Election of Directors.”
OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants					Potential Realizable Value at
						Assumed Annual Rates
	Number of		% of Total			of Stock Price
	Securities		Options	Exercise		Appreciation for
	Underlying		Granted to	Price Per		Option Terms(1)
	Options		Employees	Share	Expiration
Name	Granted(#)		in 2005	($/SH)	Date	5%($)	10%($)

Scott A. McGregor	3,000,000	(2)	9.5158	$21.3133	01/02/15	$40,197,538	$101,860,433
Henry Samueli	0		0	0	N/A	N/A	N/A
David A. Dull	58,500	(3)	0.1856	$21.4733	02/04/15	789,736	2,001,190
Vahid Manian	58,500	(3)	0.1856	$21.4733	02/04/15	789,736	2,001,190
Andrew J. Pease	58,500	(3)	0.1856	$21.4733	02/04/15	789,736	2,001,190
William J. Ruehle	67,500	(3)	0.2141	$21.4733	02/04/15	911,234	2,309,065

(1)	The 5% and 10% assumed rates of appreciation are prescribed by the rules and regulations of the SEC and do not represent our estimate or projection of the future trading prices of our common stock. The calculations assume annual compounding and continued retention of the options or the underlying common stock by the optionee for the full option term of ten years. Unless the market price of the common stock actually appreciates over the option term, no value will be realized by the optionee from these option grants. Actual gains, if any, on stock option exercises are dependent on numerous factors, including, without limitation, the future performance of Broadcom, overall business and market conditions, and the optionee’s continued employment throughout the entire vesting period and option term, which factors are not reflected in this table.

(2)	The option vested and became exercisable for 25% of the shares on January 3, 2006. The option will vest and become exercisable for the remaining option shares in a series of 36 monthly installments measured from February 3, 2006. The option will vest on an accelerated basis upon the optionee’s termination of employment under certain prescribed circumstances. Additional information regarding features applicable to all Equity Awards granted to Mr. McGregor is included in this proxy statement under the heading “Executive Compensation and Other Information — Employment Contracts, Termination of Employment and Change in Control Arrangements.”

(3)	The stock options granted to each of Messrs. Dull, Manian, Pease and Ruehle vest and become exercisable in 48 successive monthly installments upon such optionee’s completion of each month of service over the four-year period measured from February 5, 2005. These options will vest on an accelerated basis upon the optionee’s termination of employment under certain prescribed circumstances. Additional information regarding features applicable to all Equity Awards granted to Messrs. Dull, Manian, Pease and Ruehle is included in this proxy statement under the heading “Executive Compensation and Other Information — Employment Contracts, Termination of Employment and Change in Control Arrangements.”

Aggregated Option Exercises and Year End Values
      The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during 2005 and unexercised options held by them at the end of that year. No stock appreciation rights were held or exercised by the Named Executive Officers during 2005.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares	Value	Options at Fiscal Year End(#)		at Fiscal Year End($)(2)
	Acquired on	Realized
Name	Exercise(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Scott A. McGregor	0	$0	0	3,000,000	$0	$30,360,000
Alan E. Ross(3)	705,000	3,569,260	0	48,750	0	434,924
Henry Samueli, Ph.D.	0	0	1,468,750	31,250	11,838,125	251,875
David A. Dull	206,250	3,397,144	872,674	265,067	11,586,790	3,121,280
Vahid Manian	300,576	5,525,560	407,755	256,995	4,786,338	2,674,447
Andrew J. Pease	138,000	1,422,456	52,937	290,376	669,750	3,354,855
William J. Ruehle	135,000	3,816,098	2,222,811	184,688	41,362,140	2,350,617

(1)	Based on the market price of the purchased shares on the exercise date less the option exercise price paid for those shares.

(2)	Determined on the basis of the closing selling price per share of Class A common stock on the NASDAQ National Market on the last trading day of 2005 ($31.4333 per share), less the option exercise price payable per share.

(3)	Includes 135,000 shares acquired, and $717,300 realized, upon the exercise of options granted to Mr. Ross in his capacity as a non-employee director. All 48,750 options unexercised at the end of 2005, having a value of $434,924, are attributable to options granted to Mr. Ross in his capacity as a non-employee director.
Employment Contracts, Termination of Employment and Change in Control Arrangements
      No Named Executive Officer has an employment agreement that provides a specific term of employment with Broadcom. Accordingly, the employment of any such executive officer may be terminated at any time at the discretion of the Board.
      Broadcom has entered into agreements with several of its executive officers that provide certain benefits during their employment and/or upon the termination of their employment under certain prescribed circumstances. Those agreements are summarized as follows:
      McGregor Agreement. In October 2004 Broadcom entered into a letter agreement with Mr. McGregor. Under the agreement, Mr. McGregor receives an annual base salary of $600,000. The agreement also provides that Mr. McGregor is eligible to participate in any cash and/or equity bonus program that Broadcom’s Compensation Committee may establish. Pursuant to the terms of the agreement, Mr. McGregor was granted an option to purchase 3,000,000 shares of Broadcom’s Class A Common Stock upon his commencement of services on a full-time basis on January 3, 2005 (the “Start Date”). The option has an exercise price per share equal to $21.3133, the fair market value per share on the Start Date. The option will vest and become exercisable as to (i) 25% of the underlying shares upon the first anniversary of the Start Date, and (ii) the remaining 75% in successive equal installments upon Mr. McGregor’s completion of each additional month of service over the ensuing 36 months. In addition, pursuant to the terms of the agreement, on the Start Date Mr. McGregor received RSUs covering 300,000 shares of Class A common stock. Those shares will be issued as the RSUs vest, subject to Broadcom’s collection of the applicable withholding taxes. The RSUs vest as follows: (i) 8,334 units on February 5, 2005; (ii) 275,006 units in a series of 11 equal successive installments upon Mr. McGregor’s completion of each three month period of service over the period from February 5, 2005 through November 5, 2007; and (iii) the remaining 16,660 units on February 5, 2008. The agreement also provides for the reimbursement of relocation and temporary living expenses (including tax reimbursement for any taxable income realized upon payment of the foregoing) along with other benefits commensurate with those offered to other executive employees of Broadcom.

      The agreement originally provided that Mr. McGregor would be granted an additional option to purchase 750,000 shares of Broadcom’s Class A common stock on or about the first anniversary of the Start Date. The agreement was subsequently amended in December 2005 to provide that, in lieu of the additional option to purchase 750,000 shares of Class A common stock, on the grant date Mr. McGregor would receive an option to purchase 250,000 shares of Broadcom’s Class A common stock and restricted stock units to acquire 124,999 shares of Broadcom’s Class A common stock. Mr. McGregor voluntarily proposed the modification contained in the amendment to assist Broadcom’s ongoing effort to reduce the number of stock options being issued annually pursuant to its equity award programs and to bring his grants more into proportion with those being offered to other employees. The stock option grant and the RSU award were both made on January 3, 2006, and the option grant has an exercise price of $32.3867, the fair market value per share of the Class A common stock on the grant date. The stock option will vest in a series of forty-eight successive equal monthly installments over Mr. McGregor’s period of continued service with the company, and the RSUs will vest, and the underlying shares will be issued, in a series of quarterly installments during his period of continued service with the company over the four-year period measured from the award date.
      If Broadcom terminates Mr. McGregor’s employment other than for cause or disability or if Mr. McGregor terminates his employment for good reason (a “Termination Event”), and Mr. McGregor’s employment is not terminated automatically as a result of his death, Broadcom will continue to pay him his then current base salary and continue certain of his employee benefits for one year after his termination date. Broadcom will also pay Mr. McGregor certain cash bonuses, if any, applicable to him upon a Termination Event. Upon a Termination Event Mr. McGregor’s outstanding stock options, RSUs and any other equity awards granted to him will immediately vest as if he had completed an additional 24 months of service with the company, and his options and other awards will remain exercisable for 24 months from the date of termination (but not beyond the expiration of their respective maximum terms). The agreement also provides that if Mr. McGregor’s employment is terminated by reason of his death or disability, his outstanding stock options, RSUs and any other equity awards will immediately vest in full upon, and his stock options will remain exercisable for 12 months after the date of termination (but not beyond the expiration of their remaining terms).
      Ross Agreements. Broadcom entered into agreements with Mr. Ross providing that (i) the unvested portion of Mr. Ross’ option grants to purchase a total of 1,125,000 shares of Class A common stock, granted in the period November 2002 through January 2004 (the “Covered Options”) and (ii) his September 9, 2004 RSUs for 150,000 shares of Class A common stock, would vest in full if Mr. Ross remained in Broadcom’s employ until such time as another individual assumed the duties of Broadcom’s President and Chief Executive Officer. Accordingly, on January 3, 2005 the Covered Options and the RSUs accelerated upon the election of Mr. McGregor as Chief Executive Officer. Additionally, on February 23, 2005 the Board of Directors agreed to pay or provide reimbursement for certain transitional benefits for Mr. Ross. Such transitional benefits had a total value of $31,679 and included expenses related to temporary housing, a rental car and health insurance coverage, plus a related tax gross-up. No further transitional benefits are payable to Mr. Ross.
      Officer Retention Program. In August 2004 Broadcom entered into letter agreements with each of Messrs. Dull, Manian and Ruehle formally memorializing an arrangement that the Compensation Committee had previously approved providing that in the event the employment of any such officer is terminated by Broadcom other than for cause or disability, or by the officer for good reason, within nine months following either the appointment of a new Chief Executive Officer or a change in control of Broadcom, such officer will receive (i) one year’s additional salary at his then current rate; (ii) continuation of certain employee benefits for one year after the date of termination; (iii) a pro-rated portion of any cash bonus for which he would otherwise be eligible for the year in which such termination occurs; and (iv) accelerated vesting of his outstanding stock options, RSUs and any other equity awards as if he had completed an additional 24 months of service with the company, which options and other awards will remain exercisable for 24 months from the date of termination (but not beyond the expiration of their respective maximum terms). Each executive’s letter agreement also provides that if the executive’s employment is terminated at any time during its term by reason of his death or disability, any outstanding stock options and any other equity awards granted to him on or after the date of the letter agreement will immediately vest in full. The terms of the letter agreements apply to all stock options and RSUs (with certain limited exceptions) currently held by and any future stock option or other equity awards made to Messrs. Dull, Manian and Ruehle.
      In November 2004 Broadcom entered into substantially similar letter agreements with Bruce E. Kiddoo, the company’s Vice President and Corporate Controller, and Mr. Pease.

Compensation Committee Interlocks and Insider Participation
      The Compensation Committee currently consists of Messrs. Wolfen (Chairman) and Major. Messrs. Farinsky and Switz served on the Compensation Committee until April 2005. None of Messrs. Wolfen, Major, Farinsky or Switz were officers or employees of Broadcom at any time during 2005 or at any other time. During 2005 no current executive officer of Broadcom served as a member of the board of directors or compensation committee of any other entity whose executive officer(s) served on Broadcom’s Board or Compensation Committee.

      The following Compensation Committee Report, Audit Committee Report and Stock Performance Graphs are not considered proxy solicitation materials and are not deemed filed with the SEC. Notwithstanding anything to the contrary set forth in any of Broadcom’s previous filings made under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate future filings made by the company under those statutes, the Compensation Committee Report, Audit Committee Report and Stock Performance Graphs shall not be incorporated by reference into any such prior filings or into any future filings made by Broadcom under those statutes.
[PRELIMINARY — SUBJECT TO COMPLETION]
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      It is the responsibility of the Compensation Committee to review and determine the salaries, bonuses and equity compensation of Broadcom’s executive officers and to establish the general compensation policies for the company. The Committee believes that executive compensation programs should reflect Broadcom’s financial performance and the value created for our shareholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the company and should reward contributions to its success. Broadcom is engaged in a very competitive industry, and our success depends upon the ability to attract and retain qualified executives through competitive compensation packages.
      General Executive Compensation Policy. The Committee’s policy is to provide Broadcom’s executive officers with compensation opportunities that are based upon performance and that are competitive enough to attract and retain highly skilled individuals. Each executive officer’s compensation package for 2005 consisted of three elements: (i) a base salary, (ii) a potential cash bonus based upon participation in a bonus pool tied to the company’s attainment of pre-established financial objectives and the Committee’s assessment of individual performance, and (iii) participation in long-term, stock-based incentive awards designed to align and strengthen the mutuality of interests between our executive officers and our shareholders. The base salary and potential cash bonus amounts for 2005 were targeted to be somewhat below the median level of executive officer cash compensation for a defined peer group. Consequently the compensation of our executive officers is highly dependent on long-term equity performance, and is competitive among our peer companies.
      In arriving at each of the compensation elements, the human resources department selected twenty-one companies to compose a peer group for comparative compensation purposes. In selecting such companies, the human resources department considered a number of factors, such as the wired and wireless communications markets in which the company competes, geographic location, organizational structure and market capitalization. Eight companies included within the peer group are also among the eighteen companies (other than Broadcom) that comprise the Philadelphia Semiconductor Index (the industry index utilized in the stock performance graphs appearing in this report and in the proxy statement). The human resources department also compiled comparative compensation data from a special semiconductor group survey derived from the Radford Technology Benchmark Survey. The semiconductor group survey is based on data from seventy companies, including twelve that are part of the Philadelphia Semiconductor Index.
      Factors. The principal factors that were taken into account in establishing each executive officer’s compensation package for 2005 are described below. In 2006 and future years, the Committee may in its discretion apply entirely different factors, such as different measures of financial performance, or utilize different compensation components.
      Base Salary. The base salaries of the Chief Executive Officer and the Chief Technical Officer are discussed later in this report. The base salary for each other executive officer is, in general, established on the basis of relative parity with other executive officers of the company. Based upon the peer group data discussed above and the recommendation of the Chief Executive Officer that the base salaries of the executive officers (other than the Chief Executive Officer and the Chief Technical Officer) be increased, the Committee decided in February 2005 to implement the recommended salary increases, effective January 28, 2005. The base salary increases were determined on the basis of each executive officer’s level of responsibility and performance. Although these increases were designed to bring the base salaries of the executive officers closer to the median of the estimated base salaries for similar positions at the peer group companies, the salaries of our executive officers remained at levels somewhat below that median. While maintaining base salaries at such levels, the Committee continued its longstanding practice of making a substantial portion of each executive officer’s total compensation package contingent upon Broadcom’s performance and stock price appreciation, to provide each officer with a significant incentive to contribute to the company’s financial success and create value for our shareholders. The base salary paid to each of the Named Executive Officers in 2005 is set forth in the Summary Compensation Table appearing on page 42 of the proxy statement.

      Incentive Compensation. For 2005 the Committee approved, at the recommendation of the Chief Executive Officer, an incentive bonus plan tied to the company’s attainment of specific performance objectives for which threshold, target and above-target levels were established (the “2005 Performance Bonus Plan”). The target objectives of the 2005 Performance Bonus Plan were tied to the following financial measures of company performance: revenue, gross margin, operating margin, earnings per share and stock price appreciation, as compared to those of a defined peer group. For the purposes of determining whether the gross margin, operating margin and earnings per shares objectives had been met, the Committee used numbers reported by the company in accordance with generally accepted accounting principles in the U.S. (“GAAP”), adjusted for non-cash, non-recurring, extraordinary and certain other items. A total of 443 employees received bonuses under the plan, including the executive officers (other than the Chief Technical Officer), other officers, senior managers and certain other key employees. In February 2006 the Committee determined that the company’s performance for 2005 was at an above-target level for each performance objective, and decided to award bonuses totaling $13.13 million from the pool. The bonus awards to executive officers were made in the Committee’s sole discretion pursuant to the terms of the plan and were based on information provided by management relating to the personal performance of each participant and such participant’s contribution to the company’s performance. All awards were paid in cash. In aggregate, the bonus payments for 2005 to executive officers other than Mr. McGregor totaled $713,250, or 5.43% of the distributed bonus pool. The bonus paid to each of the Named Executive Officers for 2005 is set forth in the Summary Compensation Table.
      Long-Term Incentives. The long-term incentives for Broadcom’s executive officers have traditionally consisted of option grants to purchase Broadcom’s common stock. Generally, stock option grants are made annually by the Committee. Each grant is designed to align the interests of the executive officer with those of the shareholders and to provide each individual with a significant incentive to manage the company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of Broadcom’s common stock at a fixed price per share (the fair market value on the grant date) over a specified period, usually ten years. Each option vests and becomes exercisable in a series of installments over a four year service period, contingent upon the officer’s continued employment with the company. Accordingly, each option will provide a return to the executive officer only to the extent he remains employed by the company during its vesting period, and then only if the fair market value of the underlying shares appreciates over the period between grant and exercise of the option.
      In 2005 the company initiated the award of restricted stock units (“RSUs”) to employees as part of its annual equity review. The Committee believes that RSUs are a valuable addition to Broadcom’s long-term incentive program for several reasons, including ongoing concerns over the dilutive effect of option grants on our outstanding shares, and the fact that the incentive effects of RSUs are less subject to market volatility than stock options. Each RSU entitles the employee to receive one share of Broadcom Class A common stock at the time of vesting without the payment of an exercise price or other consideration. The vesting of RSUs is tied to continued service with the company and is typically in the form of quarterly vesting over a four year service period.
      Awards of both stock options and RSUs were made to Broadcom’s executive officers during 2005; the awards to each of the Named Executive Officers are set forth in the Summary Compensation Table. The amount of the combined stock option grant and RSU award to each executive officer is set by the Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the company, the individual’s personal performance in recent periods, and his or her potential for future responsibility and promotion over the term of the option. The amount of the combined award is also determined by evaluating the value of the awards as compared with the value of equity awards given for similar positions at peer group companies. The Committee may also consider the number and value of unvested options and RSUs already held by the executive officer, to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies among individuals at the Committee’s discretion.
      During 2005 the Committee established certain guidelines applicable to grants of options and RSUs made to executive officers and other employees, but the Committee retains the flexibility to make adjustments to those guidelines at its discretion. The current guidelines provide for equity awards that involve the issuance of fewer shares of common stock than in earlier years due to a reduction in the size of stock option grants and the inclusion of RSUs in the annual awards program. The Committee believes that the combination of RSUs and stock options will provide employees with a competitive and more balanced equity compensation package, while at the same time reducing the total number of shares of common stock issuable under stock-based awards to executive officers and other employees.

      Compensation of Scott A. McGregor. The 2005 compensation for Mr. McGregor, who became President and Chief Executive Officer on January 3, 2005, was set by the terms of his employment agreement with Broadcom. Prior to his employment, Mr. McGregor had no relationship with the company and his compensation package was negotiated at arm’s length before he commenced work. The Committee worked with an independent and nationally recognized compensation consulting firm in formulating and structuring the compensation package for Mr. McGregor and obtained an opinion from that firm that such compensation package was fair and reasonable to both the company and its shareholders. The opinion was based in part on the consulting firm’s analysis of the shareholder value transfer cost of the compensation package as a percent of the company’s then current market capitalization. Based on such analysis, the consulting firm found Mr. McGregor’s compensation package to be well within the competitive range of comparable executive compensation packages at other companies. The consulting firm believed that the equity component of Mr. McGregor’s compensation package was fair to the company’s shareholders because a very large percentage of the potential compensation for Mr. McGregor was in the form of equity grants and not cash-based. Accordingly, when the company’s common stock performs well, Mr. McGregor and the company’s shareholders will benefit together. The consulting firm also reported that Mr. McGregor’s cash-based compensation and the severance provisions of his employment agreement were quite conservative when compared with those of similarly-situated executives at other companies.
      The material terms of Mr. McGregor’s compensation package are described in the section of the proxy statement entitled “Executive Compensation and Other Information — Employment Contracts, Termination of Employment and Change in Control Arrangements.” The Committee made an adjustment to Mr. McGregor’s employment agreement during 2005. In lieu of the supplemental stock option grant covering 750,000 shares of Class A common stock that Mr. McGregor was entitled to receive January 3, 2006 in accordance with the terms of his employment agreement, the Committee and Mr. McGregor agreed to restructure that award into a stock option grant covering 250,000 shares of Class A common stock and an RSU award covering an additional 124,999 shares of Class A common stock. Mr. McGregor voluntarily proposed the restructuring of his 2006 grants to assist the company’s ongoing efforts to reduce the number of stock options being issued annually pursuant to its equity award programs and to bring his equity awards more into proportion with those being offered to other employees. Prior to implementing the amendment, the Committee again obtained an opinion from the independent consulting firm that the substituted equity awards were fair and reasonable to the shareholders and that the four-for-one options-for-RSUs ratio used to convert part of the option grant into RSUs reflected an exchange ratio commonly used by similarly-situated companies.
      The modified supplemental stock option grant and RSU award were both made as scheduled on January 3, 2006. The option grant has an exercise price of $32.387, the fair market value per share of the Class A common stock on the grant date, and will vest in a series of 48 successive equal monthly installments over Mr. McGregor’s period of continued service with the company. The RSUs will vest, and the underlying shares will be issued, in a series of quarterly installments during his period of continued service with the company over the four-year period measured from the award date. Both the stock option and the RSU award will vest in whole or in part on an accelerated basis should Mr. McGregor’s employment with the company terminate under certain prescribed circumstances as set forth in his employment agreement.
      Mr. McGregor participated in the 2005 Performance Bonus Plan upon the same terms and conditions as the other executive officers, and earned a cash bonus in the amount of $431,425, which reflected the above-target attainment of the company’s performance objectives for the year as well as the Committee’s assessment of Mr. McGregor’s personal performance during 2005.
      The Committee continues to believe that, in light of Mr. McGregor’s individual performance and his unique contribution to the company’s performance during 2005, his salary, bonus and equity awards for 2005 were both competitive and fair and reasonable to the company and its shareholders. During 2005, under Mr. McGregor’s direction, revenue increased by 11.3%, net income increased by 88.2%, and the company’s stock price increased by 46.1%.
      Compensation of Henry Samueli. For 2005 the annual base salary of Dr. Samueli, Broadcom’s Chief Technical Officer (“CTO”), remained at the nominal level of $1.00 in accordance with his voluntary agreement to maintain his base salary at that amount. Dr. Samueli continued to vest in the option granted to him in March 2002 to acquire 1,500,000 shares of Class A common stock at an exercise price of $23.373 per share. The option has a maximum term of ten years and vested in a series of 48 successive equal monthly installments that ended January 1, 2006.

      Compensation of Alan E. Ross. Mr. Ross served as President and Chief Executive from January 24, 2003 until January 3, 2005. In addition to the regular cash compensation paid to Mr. Ross for his three days of service in 2005, and in accordance with their terms, the unvested portions of all options and RSUs previously granted to Mr. Ross in his capacity as an executive officer vested in full upon the election of Mr. McGregor as Chief Executive Officer on January 3, 2005. The Committee had agreed to provide such acceleration as an inducement for Mr. Ross to remain in the company’s employ until his successor took office. The Committee also believed that such an incentive was warranted in light of Mr. Ross’ willingness and immediate availability to step in as President and Chief Executive Office in January 2003 and to serve in that position for almost two years. The total compensation paid to Mr. Ross during his tenure as Chief Executive Officer in 2005 is set forth in the Summary Compensation Table.
      During Mr. Ross’ tenure as Chief Executive Officer, the company’s net revenue and net income grew to record levels, the company posted its first yearly profit since 1999, and the stock price more than doubled. In setting Mr. Ross’ compensation in 2004, the Committee believed that his strategic leadership and impact on the company’s revenue growth and return to profitability clearly illustrated a strong link between the performance of the company and his compensation.

COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 2005

COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN FOR THE THREE YEAR PERIOD ENDED DECEMBER 31, 2005

The graphs above show a comparison of the cumulative total shareholder return on the company’s Class A common stock with the cumulative total return on the S&P 500® Index, the NASDAQ Stock Market (U.S.) Index and the Philadelphia Semiconductor Index over the one and three year periods ended December 31, 2005. Each graph assumes $100 invested at the indicated start date in our Class A common stock and in each of the market indices, with the reinvestment of all dividends. Shareholder returns over the indicated periods should not be considered indicative of future stock prices or shareholder returns.
     Officer Retention Program. In 2004 the Committee implemented a severance benefit program for the executive officers (other than the Chief Executive Officer and Chief Technical Officer) so they will be assured of a degree of financial security in the event the company were to become an acquisition target or in the event the company needs to find a replacement Chief Executive Officer, should that office become vacant for any reason. The program allows the participating officers to continue to focus their attention on Broadcom’s business operations and the attainment of long-term and short-term strategic objectives without undue concern over their own financial situations. The Committee worked with its own independent counsel in designing the officer retention program and with an independent accounting firm (different from the company’s independent registered public accounting firm) to perform certain tax calculations concerning the economic impact of the program upon both the company and the participating officers.
      The material terms of the officer retention program are described in the section of the proxy statement entitled “Executive Compensation and Other Information — Employment Contracts, Termination of Employment and Change in Control Arrangements.” The officer retention program does not provide any tax gross-up. The primary benefit under the program is the acceleration of vesting of a portion an affected officer’s equity compensation and the extension of the exercise period for his outstanding equity awards. The Committee believes that such a severance package is fair and reasonable in light of the years of service and the level of dedication and commitment that the participating officers have rendered to the company, the contributions they have made to Broadcom’s growth and financial success, and the value the company has received and expects to receive from retaining their services prior to, and during the transition period following, the appointment of a new Chief Executive Officer or a change in control.
      Other Programs. Executive officers are eligible to participate in the company’s 401(k) employee savings plan and the employee stock purchase plan on the same basis as all other regular employees in the United States.
      Executive Officer Perquisites. It is not the practice of the Committee or the company to provide its executive officers with any meaningful perquisites. Broadcom has, however, on occasion provided one or more executive officers with reimbursement for relocation and travel expenses, together with a tax gross-up payment to offset the resulting tax liability. During 2005 the company reimbursed Mr. McGregor for relocation, housing and travel expenses, plus a related tax gross-up payment, pursuant to the terms of his employment agreement.
      Broadcom also does incur expenses to ensure that its employees, including executive officers, are accessible to the company at all times and to promote its commitment to enabling its employees and executives to operate “around the clock” in a “virtual office” environment. However, the company does not view these expenses as perquisites Additional information regarding these benefits is included on page 43 of the proxy statement under “Personal Benefits.”
      Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers to the extent that such compensation exceeds $1.0 million per covered officer in any year. The limitation applies only to compensation that is not considered to be performance-based under the terms of Section 162(m). Non-performance-based compensation paid to Broadcom’s executive officers for 2005 did not exceed the $1.0 million limit per officer, other than the compensation paid to Mr. McGregor, which exceeded the limit by $1,926,288, primarily due to his RSUs. In light of the company’s net operating loss and tax credit carryforwards, the Committee does not deem this amount to be significant. As the Committee continues to increase the level of cash compensation paid to the executive officers to make that component of their compensation more competitive with peer group companies, and to award service-vesting RSUs as an element of equity compensation, it is likely that the non-performance-based compensation payable to the other executive officers will exceed the $1.0 million limit in one or more future years. The Committee believes that in establishing the cash and equity incentive compensation programs for Broadcom’s executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason, the Committee may deem it appropriate to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash bonus programs tied to Broadcom’s financial performance or through RSUs tied to the executive officer’s continued service, which together with base salary in the aggregate may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. The Committee believes it is important to maintain cash and equity incentive compensation at the levels needed to attract and retain the executive officers essential to Broadcom’s success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.
      It is the opinion of the Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the interests of each executive officer and the interests of Broadcom’s shareholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short term and the long term.
      Submitted by the Compensation Committee* of the Board:

[Werner F. Wolfen, Chairman]
[John Major]

* Messrs. Farinsky and Switz also served as members of the Compensation Committee until April 28, 2005.

AUDIT COMMITTEE REPORT
      Following is the report of the Audit Committee with respect to the company’s audited 2005 financial statements, which include its consolidated balance sheets as of December 31, 2005 and 2004, and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2005, and the notes thereto.
      Composition and Charter. The Audit Committee of the Board currently consists of three directors, all of whom qualify as “independent” and meet the other requirements under the current Nasdaq listing standards and SEC rules regarding audit committee membership: Mr. Farinsky, who serves as Chairman of the Audit Committee, and Messrs. Switz and Wolfen. The Audit Committee operates under a written charter adopted by the Board, the current version of which is attached to the proxy statement as Appendix A and available on the company’s website at www.broadcom.com/investors. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.
      Responsibilities. The Audit Committee assists the Board in fulfilling its oversight responsibility by supervising and reviewing (i) the conduct of the accounting and financial reporting process and the integrity of the financial statements provided to shareholders and others; (ii) the functioning of the systems of internal accounting and financial controls; (iii) the engagement, compensation, performance, qualifications and independence of the independent registered public accounting firm; and (iv) the portions of the Code of Ethics that relate to the integrity of accounting and financial reporting.
      It is not the duty of the Audit Committee to plan or conduct audits or to prepare the company’s financial statements. Management is responsible for preparing the financial statements and maintaining effective internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act (“Section 404”), and has the primary responsibility for assuring their accuracy, effectiveness and completeness, and the independent registered public accounting firm is responsible for auditing those financial statements and internal control over financial reporting and expressing its opinion as to whether the financial statements present fairly, in accordance with U.S. generally accepted accounting principles, the company’s financial condition, results of operations and cash flows and that the company’s internal control over financial reporting is effective. However, the Audit Committee does consult with management and the independent registered public accounting firm prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into various aspects of the company’s financial affairs.
      In the absence of their possession of a reason to believe that such reliance is unwarranted, the members of the Audit Committee necessarily rely on the information provided to them by and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s authority and oversight responsibilities do not independently assure that the audits of the financial statements have been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with U.S. generally accepted accounting principles.
      Review with Management and Independent Registered Public Accounting Firm. The Audit Committee has reviewed and discussed the audited 2005 financial statements (including the quality of the company’s accounting principles) with management and the company’s independent registered public accounting firm, Ernst & Young LLP. In addition, the Audit Committee consulted with management and Ernst & Young LLP prior to recommending to the Board the presentation of the audited 2005 financial statements to the shareholders. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, together with the guidelines established by the SEC and the Sarbanes-Oxley Act, including, among other items, matters related to the conduct of the audit of the consolidated financial statements by the independent registered public accounting firm and its review of internal control over financial reporting pursuant to Section 404. Ernst & Young LLP has provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board’s Rule 3600T, which adopts on an interim basis Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Ernst & Young LLP the latter’s independence, including whether its provision of non-audit services has compromised such independence.

      Conclusion and Reappointment of Independent Registered Public Accounting Firm. Based upon the reviews and discussions referred to above, the Audit Committee recommended that the Board include the audited consolidated financial statements in the company’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the SEC, and in February 2006 reappointed Ernst & Young LLP as the company’s independent registered public accounting firm for the year ending December 31, 2006.
      Submitted by the Audit Committee* of the Board:

George L. Farinsky, Chairman
Robert E. Switz
Werner F. Wolfen

* Mr. Major also served as a member of the Audit Committee until April 28, 2005.

STOCK PERFORMANCE GRAPHS
      The graphs below show a comparison of the cumulative total shareholder return on our Class A common stock with the cumulative total return on the S&P 500 Index, the NASDAQ Stock Market (U.S.) Index and the Philadelphia Semiconductor Index over the five year period ended December 31, 2005 and, consistent with prior presentations, for the period from April 17, 1998 (the first trading date of our Class A common stock) through December 31, 2005. Each graph assumes $100 invested at the indicated starting date in our Class A common stock and in each of the market indices, with the reinvestment of all dividends. We have not paid or declared any cash dividends on our Class A common stock. Shareholder returns over the indicated periods should not be considered indicative of future stock prices or shareholder returns.
COMPARISON OF CUMULATIVE TOTAL RETURN FOR
THE FIVE YEAR PERIOD ENDED DECEMBER 31, 2005
COMPARISON OF CUMULATIVE TOTAL RETURN FOR THE PERIOD
APRIL 17, 1998 THROUGH DECEMBER 31, 2005

OTHER INFORMATION
Certain Transactions
      Other than as described below, since January 1, 2005 there has not been any transaction or series of related transactions to which Broadcom was or is a party involving an amount in excess of $60,000 and in which any director, executive officer, holder of more than five percent (5%) of any class of Broadcom’s voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.
      Arrowhead — Mighty Ducks Transaction. In October 2005 Broadcom purchased a corporate sponsorship package from the Arrowhead Pond and the Mighty Ducks of Anaheim hockey team, both of which are under the control of Henry Samueli, the company’s co-founder, Chairman of the Board and Chief Technical Officer. The sponsorship package provided Broadcom with advertising space on two dasher boards in the ice arena during the entire 2005-2006 hockey season. We received a discount of approximately 36% on the regular price of advertising space at the ice arena, and, as a result, paid approximately $90,000 for such space. In addition we received a complimentary ticket package that provided us with approximately 10,000 tickets to selected Mighty Ducks games for distribution to employees and certain charities selected by Broadcom’s Donations Committee. Broadcom employees were also given the opportunity to purchase available seats to Mighty Ducks games at a discounted price. The transaction was approved by the Nominating & Corporate Governance Committee of the Board. The Committee members unanimously agreed with disinterested members of senior management that the sponsorship package affords Broadcom an appropriate opportunity to increase its name and brand recognition in the Southern California community as well as the opportunity to reward employee contributions and build employee morale.
      Indemnification Agreements with Directors and Officers. In addition to the indemnification provisions contained in our Amended and Restated Articles of Incorporation and Bylaws, we have entered into indemnification agreements with each of our directors and officers. These agreements require Broadcom, among other things, to indemnify each such director or officer against expenses (including attorneys’ fees), judgments, fines and settlements (collectively, “Liabilities”) paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as a director or officer (other than Liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by Broadcom. Pursuant to these agreements we advanced expenses and indemnified certain of our current and former directors and officers for certain Liabilities incurred in connection with or related to the defense and settlement of the In re Broadcom Corp. Securities Litigation and Arenson, et al. v. Broadcom Corp., et al.. Additional information regarding these lawsuits in contained in this proxy statement under the heading “Proposal One: Election of Directors — Litigation Involving Directors, Officers and Affiliates.”
2005 Annual Report to Shareholders
      [A copy of our 2005 Annual Report to Shareholders has been mailed concurrently with this proxy statement (or made available electronically, for shareholders who elected to access these materials over the Internet) to all shareholders entitled to notice of and to vote at the Annual Meeting. The 2005 Annual Report to Shareholders is not incorporated into this proxy statement and is not considered proxy solicitation material.]

Form 10-K for 2005
      On February 14, 2006 we filed with the SEC an Annual Report on Form 10-K for the year ended December 31, 2005. The Form 10-K has been reprinted as part of our 2005 Annual Report to Shareholders. Shareholders may also obtain a copy of the Form 10-K and any of our other SEC reports, free of charge, from the SEC website at www.sec.gov or from our website at www.broadcom.com/investors, or by writing to Investor Relations, Broadcom Corporation, P.O. Box 57013, Irvine, California 92619-7013. The Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy solicitation material. Information contained on our website, other than this proxy statement, is not part of the proxy solicitation material and is not incorporated by reference herein.

BY ORDER OF THE BOARD OF DIRECTORS
David A. Dull
Irvine, California	Senior Vice President, Business Affairs,
March 27, 2006	General Counsel and Secretary

Appendix A
BROADCOM CORPORATION
AUDIT COMMITTEE CHARTER
(as amended and restated as of December 17, 2004)
This Audit Committee Charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Broadcom Corporation (the “Company”). This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements of the NASDAQ National Market®, as well as in the context of the Company’s Amended and Restated Articles of Incorporation and Bylaws, as amended, it is not, subject to any contractual or other commitments of the Company, intended to establish by its own force any legally binding obligations.

I.	General Purpose and Authority; Role of Management and Auditors
The general purpose of the Committee is to assist the Board in fulfilling its responsibility to oversee management regarding: (i) the conduct of the Company’s financial reporting process and the integrity of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof; (ii) the functioning of the Company’s systems of internal accounting and financial controls; (iii) the engagement, compensation, performance, qualifications and independence of the Company’s outside auditors, their conduct of the annual independent audit of the Company’s financial statements, and their engagement for all other services; and (iv) the portions of the Company’s Code of Ethics and Corporate Conduct that relate to the integrity of the Company’s financial reporting. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.
In discharging its oversight role, the Committee encourages free and open communication among the Committee, the Company’s outside auditors, and management, and is empowered to investigate any matter brought to its attention with all requisite access to all books, records, facilities and personnel of the Company and to the Company’s auditors and outside legal counsel. The Committee has the power to retain separate outside counsel, auditors or other experts or advisors, different from the Company’s regular outside counsel, auditors and other experts and advisors, and will receive adequate funding from the Company to engage such counsel, auditors, experts and advisors. The Committee shall have the sole authority to retain, compensate, terminate and oversee the Company’s outside auditors and the outside auditors are ultimately accountable to the Committee. In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s Bylaws and applicable laws and regulations.
Management is responsible for preparing the Company’s financial statements and for their accuracy and the Company’s outside auditors are responsible for auditing those financial statements. While the Committee has certain authority and oversight responsibilities under this Charter, it is not the responsibility of the Committee to plan or conduct audits. In the absence of their possession of reason to believe that such reliance is unwarranted, the members of the Committee may rely without independent verification on the information provided to them and on the representations made by the Company’s management and the Company’s outside auditors. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s authority and oversight responsibilities do not assure that the audits of the Company’s financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s outside auditors are in fact “independent.”

II.	Committee Membership
The Committee shall consist of not less than three members of the Board, each of whom shall be “independent” in accordance with applicable SEC rules, NASDAQ National Market listing requirements and the Company’s Corporate Governance Guidelines, and to that end Committee members shall not receive any compensation from the Company except for service as directors or committee members. All members shall meet the financial literacy requirements of the NASDAQ National Market and at least one member shall be an “audit committee financial expert” as such term is defined in applicable SEC rules.
The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall continue to be members until their successors are elected and qualified or until their earlier retirement, resignation or removal. Any member may be removed, with or without cause, by the Board at any time. It is expected that Committee members will rotate off the Committee, on a staggered basis, after not more than six years of service on the Committee. Former Committee members will be eligible to rejoin the Committee after a reasonable rotation period but, in the absence of special circumstances, it will be generally expected that Committee members will not serve more than six years in any eight-year period. Unless a Chairman is elected by the full Board, the members of the Committee shall annually elect a Chairman by majority vote of the full Committee. The Chairman of the Committee may serve as Chairman for not more than six consecutive years.

III.	Committee Meetings
The Committee shall meet as often as may be deemed necessary or appropriate, generally at least four times annually, or more frequently as circumstances dictate. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. As part of its role to foster free and open communication and to discharge its oversight role, the Committee should meet at least quarterly with management and the Company’s outside auditors and, if necessary, in separate executive sessions with only the auditors and Committee members present, or with only management and Committee members present, or with only Committee members present, to discuss any matters that the Committee believes should be discussed privately. Notwithstanding the foregoing, the Committee may also exclude from its meetings any person it deems appropriate, including but not limited to, any non-management director who is not a member of the Committee.

IV.	Key Responsibilities
The Committee’s role is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the Company’s outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the Company’s outside auditors, have more time, knowledge and more detailed information concerning the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to work of the Company’s outside auditors. Further, auditing literature, particularly Statement of Auditing Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as applied to the Committee in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.
The following functions and responsibilities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible to best react to changing conditions and circumstances, and that the Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.
To fulfill its purpose the Committee shall:

1. Have the direct responsibility for the appointment, evaluation, compensation, retention and oversight of the work of the Company’s outside auditors and, where appropriate, the dismissal of the Company’s outside auditors. The Company’s outside auditors shall report directly to the Committee, and the Committee’s responsibility includes the resolution of disagreements between management and the outside auditors regarding financial reporting.

2. Report its findings regularly to the Board, including any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and the performance and independence of the Company’s outside auditors.

3. Consider and pre-approve all audit and non-audit services provided by the Company’s outside auditors. All non-audit services permitted pursuant to law to be provided by the outside auditors must be considered and pre-approved by the Committee and such approvals must be disclosed in the Company’s Annual Report on Form 10-K. The Committee may delegate the authority to grant pre-approvals to one or more members of the Committee, whose decisions must be presented to the full Committee at its scheduled meetings.

4. Consider and review with the Company’s outside auditors and management: (i) the adequacy and effectiveness of the Company’s disclosure controls and procedures and internal controls; (ii) all significant deficiencies in the design or operation of the Company’s internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data; (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; (iv) the adequacy and effectiveness of those portions of the Company’s Code of Ethics and Corporate Conduct that relate to the integrity of the Company’s financial reporting; and (v) the related findings and recommendations of the Company’s outside auditors together with management’s responses.

5. Consider and review with management, the Chief Financial Officer (the “CFO”) and/or the Controller, and the Company’s outside auditors: (i) significant findings during the year, including the status of previous audit recommendations; (ii) any audit problems or difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information; (iii) any changes required in the planned scope of the audit plan; (iv) the overall scope and plans for the audit (including the audit budget and the adequacy of compensation and staffing); and (v) the coordination of audit efforts to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

6. Inquire of management, the CFO and/or the Controller, and the Company’s outside auditors, about significant risks or exposures and assess the steps management has taken to minimize such risks. Discuss with management, the CFO and/or the Controller, and the Company’s outside auditors the Company’s systems and policies with respect to risk monitoring, assessment and management.

7. Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

8. Inquire about the Company’s outside auditors’ view of the accounting treatment related to significant new transactions or other significant matters or events not in the ordinary course of business.

9. Review periodically with the Company’s General Counsel any legal and regulatory matters that may have a material impact on the Company’s financial statement compliance policies and programs.

10. Review periodically with senior management the provisions of the Company’s Code of Ethics and Corporate Conduct (including the Company’s policies and procedures with regard to trading by Company personnel in securities of the Company and use in trading of proprietary or confidential information) bearing on the integrity of financial reporting including any waivers provided under such code since the last review.

11. Review and discuss with management and the Company’s outside auditors the accounting policies that may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and any accounting and financial reporting proposals that may have a significant impact on the Company’s financial reports. Inquire about the Company’s outside auditors’ views of management’s choices among alternative accounting principles and the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting.

12. The Committee shall review and discuss with management and the independent auditors any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with entities of which the Committee is made aware whose accounts are not consolidated in the financial statements of the Company and that may have a material current or future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

13. Prior to any public disclosure thereof, the members of the Committee shall review and discuss (or otherwise have the opportunity to comment on) earnings press releases, as well as financial information and earnings guidance provided to analysts.

14. Review with the independent auditors (i) all of their significant findings during the year, including the status of previous audit recommendations, (ii) any significant unadjusted audit differences, and (iii) any “management” or “internal control” letter issued by the independent auditors to the Company.

15. (a) Review the Company’s financial statements, and, as part of that review, (i) review with management and the independent auditors, prior to public release, (A) the Company’s annual and quarterly financial statements to be filed with the SEC, (B) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (C) any certifications regarding the financial statements or the Company’s internal accounting and financial controls and procedures and disclosure controls or procedures by the Company’s Chief Executive Officer or CFO that will be filed with or furnished to the SEC; and (ii) discuss with the independent auditors the matters that the independent auditors inform the Committee are required to be discussed under applicable auditing standards; (b) with respect to the independent auditors’ annual audit report and certification, before release of the annual audited financial statements, meet separately with the independent auditors without any management member present and discuss the adequacy of the Company’s system of internal accounting and financial controls and the appropriateness of the accounting principles used in and the judgments made in the preparation of the Company’s audited financial statements and the quality of the Company’s financial reports; and (c) make a recommendation to the Board of Directors regarding the inclusion of the audited annual financial statements in the Company’s Annual Report on Form 10-K to be filed with the SEC.

16. Periodically obtain and review a report by the Company’s outside auditors describing: (i) the firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Company and its outside auditors (to be set out in the formal written statement described in Item 17 below).

17. On an annual basis, request from the Company’s outside auditors a formal written statement delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the Company’s management and outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors from management and the Company and take appropriate action in response to the outside auditors’ report to satisfy itself of the outside auditors’ objectivity and independence. The Committee shall also (i) confirm with the independent auditors that the independent auditors are in compliance with the partner rotation requirements established by the SEC, (ii) consider whether, in the interest of assuring continuing independence of the Company’s outside auditors, the Company should regularly rotate its outside auditors; (iii) set clear policies for the Company’s hiring of employees or former employees of the Company’s outside auditors; and (iv) if applicable, consider whether the independent auditors’ provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditors.

18. Prepare a report to be included in the Company’s annual proxy statement stating whether or not the Committee (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the Company’s outside auditors the matters (if any) that the Company’s outside auditors have informed the Committee are required to be discussed under applicable auditing standards; (iii) has received the written disclosure and letter from the outside accountants (delineating all relationships they have with the Company) and has discussed with them their independence; and (iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financials be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

19. Conduct an annual self-evaluation of the performance of the Committee and its members, including its and their effectiveness and the Committee’s compliance with its Charter.

20. Review and reassess, at least annually, the adequacy of this Charter and submit any recommended changes to the Board for its consideration.

Appendix B
SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
BROADCOM CORPORATION,
a California Corporation
ARTICLE I
The name of this corporation is Broadcom Corporation.
ARTICLE II
      The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.
ARTICLE III
      A.     Classes of Stock
      This corporation is authorized to issue three classes of stock to be designated, respectively, “Class A Common Stock,” “Class B Common Stock” and “Preferred Stock.” The Class A Common Stock and Class B Common Stock are hereinafter referred to collectively as “Common Stock.” The total number of shares of stock that the corporation is authorized to issue is Two Billion Nine Hundred Ten Million (2,910,000,000) shares. Two Billion Five Hundred Million (2,500,000,000) shares shall be Class A Common Stock, par value $.0001 per share, Four Hundred Million (400,000,000) shares shall be Class B Common Stock, par value $.0001 per share, and Ten Million (10,000,000) shares shall be Preferred Stock, par value $.0001 per share.
      B.     Common Stock
      The Board of Directors of the corporation may authorize the issuance of shares of Class A Common Stock and shares of Class B Common Stock from time to time. Shares of Common Stock that are redeemed, purchased or otherwise acquired by the corporation may be reissued except as otherwise provided by law. The Board of Directors shall have no power to alter the rights with respect to Class A Common Stock or Class B Common Stock.
      1. Dividends and Distributions. Subject to the preferences applicable to Preferred Stock outstanding at any time, the holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock shall be entitled to receive such dividends, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the corporation legally available therefor, provided that the holders of shares of Class A Common Stock and shares of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends, subject to the limitations described below. If dividends or other distributions are declared that are payable in shares of Class A Common Stock or shares of Class B Common Stock, including distributions pursuant to stock subdivisions or combinations of Class A Common Stock or Class B Common Stock which occur after the first date upon which the corporation has issued shares of both Class A Common Stock and Class B Common Stock, only shares of Class A Common Stock shall be distributed with respect to Class A Common Stock and only shares of Class B Common Stock shall be distributed with respect to Class B Common Stock, unless the Board of Directors of the corporation determines in its discretion that it is more desirable to distribute shares of Class A Common Stock with respect to Class B Common Stock, in which case shares of Class A Common Stock shall be distributed with respect to Class B Common Stock, provided that the number of shares of Class A Common Stock that shall be distributed with respect to Class B Common Stock shall be equal to the number of shares of Class B Common Stock that otherwise would have been distributed. If the corporation shall in any manner subdivide or combine the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such series of Common Stock shall be proportionately subdivided or combined in the same manner and on the same basis as the outstanding shares of Class A Common Stock or Class B Common Stock, as the case may be, which have been subdivided or combined.

      2. Voting Rights. The holders of shares of Class A Common Stock and of Class B Common Stock shall have the following voting rights:

a. Each share of Class A Common Stock shall entitle the holder thereof to one (1) vote on all matters submitted to a vote of the shareholders of the corporation.

b. Each share of Class B Common Stock shall entitle the holder thereof to ten (10) votes on all matters submitted to a vote of the shareholders of the corporation.

c. The holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the corporation, except (i) as otherwise required by applicable law; and (ii) in the case of a proposed issuance of shares of Class B Common Stock, which issuance shall require the affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock voting separately as a class; provided, however, that such approval shall not be required if the proposed issuance of Class B Common Stock has been approved by at least two-thirds (2/3) of the members of the Board of Directors then in office.
      3. Transfer of Class B Common Stock to Permitted Transferee.

a. Except as provided in Section 3(b) or Section 4 of this Article III.B, no person holding shares of Class B Common Stock or any beneficial interest therein (a “Class B Holder”) may voluntarily or involuntarily transfer (including without limitation the power to vote such shares of Class B Common Stock by proxy or otherwise except for proxies given to any Permitted Transferee of the Class B Holder), sell, assign, devise or bequeath any of such Class B Holder’s interest in his Class B Common Stock, and the corporation and the transfer agent for the Class B Common Stock, if any (the “Transfer Agent”), shall not register the transfer of such shares of Class B Common Stock, whether by sale, grant of proxy, assignment, gift, devise, bequest, appointment or otherwise, except to a “Permitted Transferee” of such Class B Holder, which term shall include the corporation and shall have the following additional meanings in the following cases:

(i) In the case of a Class B Holder who is a natural person holding record and beneficial ownership of the shares of Class B Common Stock in question, “Permitted Transferee” means: (a) the spouse of such Class B Holder (the “Spouse”); (b) a lineal descendant, or the spouse of such lineal descendant (collectively, “Descendants”), of such Class B Holder or of the Spouse; (c) the trustee of a trust (including a voting trust) for the benefit of such Class B Holder, the Spouse, other Descendants, or an organization contributions to which are deductible for federal income, estate or gift tax purposes (a “Charitable Organization”), and for the benefit of no other person; provided that such trust may grant a general or special power of appointment to the Spouse or to the Descendants and may permit trust assets to be used to pay taxes, legacies and other obligations of the trust or of the estate of such Class B Holder payable by reason of the death of such Class B Holder or the death of the Spouse or a Descendant, and that such trust (subject to the grant of a power of appointment as provided above) must prohibit transfer of shares of Class B Common Stock or a beneficial interest therein to persons other than Permitted Transferees as defined in subparagraph (ii) of this Section 3(a) (a “Trust”); (d) a Charitable Organization established by such Class B Holder or a Descendant; (e) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, of which such Class B Holder is a participant or beneficiary, provided that such Class B Holder is vested with the power to direct the investment of funds deposited into such Individual Retirement Account and to control the voting of securities held by such Individual Retirement Account (an “IRA”); (f) a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Holder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code, provided that such Class B Holder is vested with the power to direct the investment of funds deposited into such plan or trust and to control the voting of securities held by such plan or trust, (a “Plan”); (g) a corporation all of the outstanding capital stock of which is owned by, or a partnership all of the partners of which are, such Class B Holder, his or her Spouse, his or her Descendants, any Permitted Transferee of the Class B Holder and/or any other Class B Holder or its Permitted Transferee determined pursuant to this subparagraph (i) of this Section 3(a), provided that if any share (or any interest in any share) of capital stock of such a corporation (or of any survivor of a merger or consolidation of such corporation), or any partnership interest in such a partnership, is acquired by any person who is not within such class of persons, all shares of Class B Common Stock then held by such corporation or partnership, as the case may be, shall be deemed without further act on anyone’s part to be converted into shares of Class A Common Stock and stock certificates formerly representing such shares of Class B Common Stock shall thereupon and thereafter be deemed to represent the like number of shares of Class A Common Stock in the manner set forth in Section 4(b) of this Article IIIB; (h) another Class B Holder or such Class B Holder’s Permitted Transferee determined pursuant to this subparagraph (i) of this Section 3(a); and (i) in the event of the death of such Class B Holder, such Class B Holder’s estate.

(ii) In the case of a Class B Holder holding the shares of Class B Common Stock in question as trustee of an IRA, a Plan or a Trust other than a Trust described in subparagraph (iii) of this Section 3(a), “Permitted Transferee” means: (a) any participant in or beneficiary of such IRA, such Plan or such Trust, or the person who transferred such shares of Class B Common Stock to such IRA, such Plan or such Trust, and (b) a Permitted Transferee of any such person or persons determined pursuant to subparagraph (i) of this Section 3(a).

(iii) In the case of a Class B Holder holding the shares of Class B Common Stock in question as trustee pursuant to a Trust which was irrevocable on the Record Date (as defined below), “Permitted Transferee” means any person as of the Record Date to whom or for whose benefit principal may be distributed either during or at the end of the term of such Trust whether by power of appointment or otherwise. For purposes of these Articles of Incorporation, there shall be one “Record Date,” which date shall be the date that is the record date for determining the persons to whom the Class B Common Stock is first distributed by the corporation.

(iv) In the case of a Class B Holder holding record (but not beneficial) ownership of the shares of Class B Common Stock in question as nominee for the person who was the beneficial owner thereof on the Record Date, “Permitted Transferee” means such beneficial owner and a Permitted Transferee of such beneficial owner determined pursuant to subparagraph (i), (ii), (iii), (v) or (vi) of this Section 3(a), as the case may be.

(v) In the case of a Class B Holder that is a partnership holding record and beneficial ownership of the shares of Class B Common Stock in question, “Permitted Transferee” means any partner of such partnership, provided that such partner was a partner in the partnership at the time it first became a Class B Holder, or any Permitted Transferee of such partner determined pursuant to subparagraph (i) of this Section 3(a).

(vi) In the case of a Class B Holder that is a corporation, other than a Charitable Organization described in clause (d) of subparagraph (i) of this Section 3(a), holding record and beneficial ownership of the shares of Class B Common Stock in question (a “Corporate Holder”), “Permitted Transferee” means (a) any shareholder of such Corporate Holder, provided that such shareholder was a shareholder of the Corporate Holder at the time it first became a Class B Holder, or any Permitted Transferee of any such shareholder determined pursuant to subparagraph (i) of this Section 3(a); and (b) the survivor (the “Survivor”) of a merger or consolidation of such Corporate Holder, so long as such Survivor is controlled, directly or indirectly, by those shareholders of the Corporate Holder who were shareholders of the Corporate Holder at the time the Corporate Holder first became a Class B Holder or any Permitted Transferees of such shareholders determined pursuant to subparagraph (i) of this Section 3(a).

(vii) In the case of a Class B Holder that is the estate of a deceased Class B Holder, or that is the estate of a bankrupt or insolvent Class B Holder, and provided such deceased, bankrupt or insolvent Class B Holder, as the case may be, held record and beneficial ownership of the shares of Class B Common Stock in question, “Permitted Transferee” means a Permitted Transferee of such deceased, bankrupt or insolvent Class B Holder as determined pursuant to subparagraphs (i), (v) or (vi) of this Section 3(a), as the case may be.

(viii) In the case of any Class B Holder who desires to make a bona fide gift, “Permitted Transferee” means any other Class B Holder or its Permitted Transferee determined pursuant to subparagraph (i) of this Section 3(a).

(ix) In the case of any Class B Holder, “Permitted Transferee” means any person or entity that will hold record (but not beneficial) ownership of the shares of Class B Stock in question as nominee for the Class B Holder or its Permitted Transferee determined pursuant to subparagraph (i), (ii), (iii), (v) or (vi) of this Section 3(a), as the case may be.

b. Notwithstanding anything to the contrary set forth herein, any Class B Holder may pledge such holder’s shares of Class B Common Stock to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee, provided that such shares shall not be transferred to, registered in the name of or voted by the pledgee and shall remain subject to this Section 3. In the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Common Stock may only be transferred to a Permitted Transferee of the pledgor or converted into shares of Class A Common Stock, as the pledgee may elect.

c. For purposes of this Section 3:

(i) The relationship of any person that is derived by or through legal adoption shall be considered a natural relationship.

(ii) Each joint owner of shares (if a Permitted Transferee) or owner of a community property interest in shares (if a Permitted Transferee) of Class B Common Stock shall be considered a “Class B Holder” of such shares.

(iii) A minor for whom shares of Class B Common Stock are held pursuant to a Uniform Transfer to Minors Act or similar law shall be considered a Class B Holder of such shares.

(iv) Unless otherwise specified, the term “person” means and includes natural persons, corporations, partnerships, unincorporated associations, firms, joint ventures, trusts and all other entities.

(v) The conversion of Class B Common Stock into securities of another corporation in connection with a merger effected for the purpose of reincorporating the corporation in another state shall not constitute a transfer of such Class B Common Stock.

d. Except as otherwise provided in Section 4(b), any purported transfer of shares of Class B Common Stock not permitted hereunder shall be void and of no effect, and the purported transferee shall have no rights as a shareholder of the corporation and no other rights against or with respect to the corporation. The corporation may, as a condition to the transfer or the registration of transfer of shares of Class B Common Stock to a purported Permitted Transferee, require the furnishing of such affidavits or other proof as it deems necessary to establish that such transferee is a Permitted Transferee. The corporation may require that each certificate representing shares of Class B Common Stock shall be endorsed with a legend that states that shares of Class B Common Stock are not transferable other than to certain transferees and are subject to certain restrictions as set forth in the Articles of Incorporation filed by the corporation with the Secretary of State of the State of California.
      4. Transfer of Class B Common Stock to Person Other than Permitted Transferee; Conversion and Exchange of Class B Common Stock.

a. Each share of Class B Common Stock, at the option of its holder, may at any time be converted into one (1) fully paid and nonassessable share of Class A Common Stock. Such right shall be exercised by the surrender of the certificate representing such share of Class B Common Stock to be converted to the corporation at any time during normal business hours at the principal executive offices of the corporation or at the office of the Transfer Agent, accompanied by a written notice of the election by the holder thereof to convert and (if so required by the corporation or the Transfer Agent) by instruments of transfer, in form satisfactory to the corporation and to the Transfer Agent, duly executed by such holder or such holder’s duly authorized attorney, and transfer tax stamps or funds therefor, if required pursuant to Section 4(e).

b. If the beneficial ownership (as determined under Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of any share or any interest in any share of Class B Common Stock changes, voluntarily or involuntarily, such that each new beneficial owner of such share is not a “Permitted Transferee” (as defined in Section 3(a) of this Article IIIB) of the beneficial owner of such share of Class B Common Stock immediately prior to such change in beneficial ownership, then each such share shall thereupon be converted automatically into one (1) fully paid and nonassessable share of Class A Common Stock. A determination by the Secretary of the corporation that a change in beneficial ownership requires conversion under this paragraph shall be conclusive. Upon making such determination, the Secretary of the corporation shall promptly request of the holder of record of each such share that each such holder promptly deliver, and each such holder shall promptly deliver, the certificate representing each such share to the corporation for documentation of such conversion, together with instruments of transfer, in form satisfactory to the corporation and Transfer Agent, duly executed by such holder or such holder’s duly authorized attorney, and together with transfer tax stamps or funds therefor, if required pursuant to Section 4(e) of this Article IIIB.

c. As promptly as practicable following the surrender for conversion of a certificate representing shares of Class B Common Stock in the manner provided in paragraphs a or b, as applicable, of this Section 4 and the payment in cash of any amount required by the provisions of Section 4(e) of this Article IIIB, the corporation will deliver or cause to be delivered at the office of the Transfer Agent to or upon the written order of the holder of such certificate, a certificate or certificates representing the number of full shares of Class A Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. In the case of a conversion under Section 4(a) of this Article IIIB, such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate representing shares of Class B Common Stock. In the case of a conversion under Section 4(b), such conversion shall be deemed to have been made on the date that the beneficial ownership of such share has changed as set forth in Section 4(b). Upon the date any conversion under Section 4(a) is made, all rights of the holder of such shares as such holder shall cease, and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock; provided, however, that any such surrender and payment on any date when the stock transfer books of the corporation shall be closed shall constitute the person or persons in whose name or names the certificate or certificates representing shares of Class A Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which stock transfer books are open. Upon the date any conversion under Section 4(b) is made, all rights of the holder of such share as such holder shall cease, and the new beneficial owner or owners of such shares shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.

d. The corporation covenants that it will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares of Class B Common Stock. The corporation covenants that if any shares of Class A Common Stock required to be reserved for purposes of conversion hereunder require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, the corporation will cause such shares to be duly registered or approved, as the case may be. The corporation will endeavor to list the shares of Class A Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange or automated quotation system upon which the outstanding Class A Common Stock is listed at the time of such delivery. The corporation covenants that all shares of Class A Common Stock that shall be issued upon conversion of the shares of fully paid and nonassessable Class B Common Stock will, upon issue, be fully paid and nonassessable.

e. The issuance of certificates for shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, then the person or persons requesting the issuance thereof shall pay to the corporation the amount of any tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the corporation that such tax has been paid.

      5. Redemption. The Common Stock is not redeemable.
      6. Repurchase of Shares. In connection with repurchases by this corporation of its Common Stock pursuant to agreements with certain of the holders thereof, Sections 502 and 503 of the California Corporations Code shall not apply in whole or in part with respect to such repurchases.
      C. Preferred Stock. The Preferred Stock authorized by these Articles of Incorporation may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights that may be granted to the Preferred Stock or any series thereof in Certificates of Determination or the corporation’s Articles of Incorporation (“Protective Provisions”), but notwithstanding any other rights of the Preferred Stock or any series thereof, the rights, privileges, preferences and restrictions of any such series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolutions originally fixing the number of shares of such series.
ARTICLE IV
      A. The liability of the directors of this corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.
      B. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with the agents, vote of shareholders or disinterested directors, or otherwise in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation and its shareholders.

BROADCOM CORPORATION
CLASS A COMMON STOCK

PROXY FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS
APRIL 27, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF BROADCOM CORPORATION

     The undersigned revokes all previous proxies, acknowledges receipt of the notice of the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) to be held April 27, 2006 and the proxy statement, and appoints William J. Ruehle and Vahid Manian, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Class A common stock of Broadcom Corporation (the “Company”) that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting to be held at the Fairmont Newport Beach Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, April 27, 2006 at 10:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

PLEASE COMPLETE, SIGN AND DATE ON REVERSE SIDE
THANK YOU FOR VOTING

16215 ALTON PARKWAY
IRVINE, CALIFORNIA 92618-3626

VOTE OVER THE INTERNET - www.proxyvote.com
To use the Internet to transmit your voting instructions, go to the website address shown above and have your proxy card in hand. Follow the instructions to create and submit electronic voting instructions.

ELECTRONIC ACCESS TO FUTURE SHAREHOLDER COMMUNICATIONS
You can access future Broadcom annual reports and proxy statements in electronic form over the Internet through Broadcom’s online delivery service. By using this service, you will improve the speed and efficiency by which you can access these materials, and also help Broadcom reduce the printing and postage costs of distributing paper copies. To enroll in the online program, please follow the instruction above to vote over the Internet and, when prompted, indicate that you agree to access shareholder communications electronically in future years.

VOTE BY TELEPHONE - +1.800.690.6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the directions given.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope or return it to Broadcom Corporation c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. Please mail early to ensure that your proxy card is received prior to the Annual Meeting.

The Internet and telephone voting facilities will close at 11:59 P.M. Eastern Time on April 26, 2006. If you vote over the Internet or by telephone, you DO NOT need to return your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	BRDCM1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

BROADCOM CORPORATION

1.	To elect nine directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders and/or until their successors are duly elected and qualified:			For All	Withhold For All	For All Except

Director Nominees:
01.	George L. Farinsky	06.	Alan E. Ross	☐	☐	☐
02.	Maureen E. Grzelakowski	07.	Henry Samueli, Ph.D.
03.	Nancy H. Handel	08.	Robert E. Switz
04.	John Major	09.	Werner F. Wolfen
05.	Scott A. McGregor

To withhold authority to vote for any individual nominee while voting for other nominees, mark “For All Except” and write the name of the nominee(s) for whom authority is withheld:

		For	Against	Abstain
2.	To approve the Second Amended and Restated Articles of Incorporation of Broadcom to (i) increase the aggregate number of authorized shares of Class A common stock from 800,000,000 shares to 2,500,000,000 shares, and (ii) eliminate all statements referring to the rights, preferences, privileges and restrictions of Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock.	☐	☐	☐

3.	To approve an amendment to our Bylaws, as previously amended and restated, to increase the authorized number of directors from a range of five (5) to nine (9) to a range of six (6) to eleven (11) directors.	☐	☐	☐

4.	To approve an amendment and restatement of Broadcom’s 1998 Stock Incentive Plan, as previously amended and restated, which revises the automatic equity grant program in effect for new and continuing non-employee Board members and makes certain technical revisions and improvements.	☐	☐	☐

5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006.	☐	☐	☐

6.	In accordance with the discretion of the proxy holders, to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends a vote FOR the nominees listed above, a vote FOR the approval of proposals 2, 3, 4 and 5. This proxy, when properly executed, will be voted as specified above. If no specification is made, this proxy will be voted FOR the election of the nominees listed above, FOR proposals 2, 3, 4 and 5.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

BROADCOM CORPORATION
CLASS B COMMON STOCK

PROXY FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS
APRIL 27, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF BROADCOM CORPORATION

     The undersigned revokes all previous proxies, acknowledges receipt of the notice of the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) to be held April 27, 2006 and the proxy statement, and appoints William J. Ruehle and Vahid Manian, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Class B common stock of Broadcom Corporation (the “Company”) that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting to be held at the Fairmont Newport Beach Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, April 27, 2006 at 10:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

PLEASE COMPLETE, SIGN AND DATE ON REVERSE SIDE
THANK YOU FOR VOTING

16215 ALTON PARKWAY
IRVINE, CALIFORNIA 92618-3626

VOTE OVER THE INTERNET - www.proxyvote.com
To use the Internet to transmit your voting instructions, go to the website address shown above and have your proxy card in hand. Follow the instructions to create and submit electronic voting instructions.

ELECTRONIC ACCESS TO FUTURE SHAREHOLDER COMMUNICATIONS
You can access future Broadcom annual reports and proxy statements in electronic form over the Internet through Broadcom’s online delivery service. By using this service, you will improve the speed and efficiency by which you can access these materials, and also help Broadcom reduce the printing and postage costs of distributing paper copies. To enroll in the online program, please follow the instruction above to vote over the Internet and, when prompted, indicate that you agree to access shareholder communications electronically in future years.

VOTE BY TELEPHONE - +1.800.690.6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the directions given.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope or return it to Broadcom Corporation c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. Please mail early to ensure that your proxy card is received prior to the Annual Meeting.

The Internet and telephone voting facilities will close at 11:59 P.M. Eastern Time on April 26, 2006. If you vote over the Internet or by telephone, you DO NOT need to return your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	BRDCM1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

BROADCOM CORPORATION

1.	To elect nine directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders and/or until their successors are duly elected and qualified:			For All	Withhold For All	For All Except

Director Nominees:
01.	George L. Farinsky	06.	Alan E. Ross	☐	☐	☐
02.	Maureen E. Grzelakowski	07.	Henry Samueli, Ph.D.
03.	Nancy H. Handel	08.	Robert E. Switz
04.	John Major	09.	Werner F. Wolfen
05.	Scott A. McGregor

To withhold authority to vote for any individual nominee while voting for other nominees, mark “For All Except” and write the name of the nominee(s) for whom authority is withheld:

		For	Against	Abstain
2.	To approve the Second Amended and Restated Articles of Incorporation of Broadcom to (i) increase the aggregate number of authorized shares of Class A common stock from 800,000,000 shares to 2,500,000,000 shares, and (ii) eliminate all statements referring to the rights, preferences, privileges and restrictions of Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock.	☐	☐	☐

3.	To approve an amendment to our Bylaws, as previously amended and restated, to increase the authorized number of directors from a range of five (5) to nine (9) to a range of six (6) to eleven (11) directors.	☐	☐	☐

4.	To approve an amendment and restatement of Broadcom’s 1998 Stock Incentive Plan, as previously amended and restated, which revises the automatic equity grant program in effect for new and continuing non-employee Board members and makes certain technical revisions and improvements.	☐	☐	☐

5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2006.	☐	☐	☐

6.	In accordance with the discretion of the proxy holders, to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends a vote FOR the nominees listed above, a vote FOR the approval of proposals 2, 3, 4 and 5. This proxy, when properly executed, will be voted as specified above. If no specification is made, this proxy will be voted FOR the election of the nominees listed above, FOR proposals 2, 3, 4 and 5.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date